================================================================================


                        Connecticut Development Authority

                                       and

                            Sonics & Materials, Inc.

                              ---------------------
                                 LOAN AGREEMENT
                              ---------------------

                          Dated as of December 1, 1997

                        Connecticut Development Authority
                                   $3,810,000
                          Industrial Development Bonds
                            (Sonics & Materials, Inc.
                              Project) 1997 Series


================================================================================

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

Section 1.1.      Definitions..............................................  4
Section 1.2.      Interpretation........................................... 13

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.1.      Representations by the Authority......................... 15
Section 2.2.      Representations by the Borrower.......................... 16

                                   ARTICLE III

                                    THE LOAN

Section 3.1.      Loan Clauses............................................. 20
Section 3.2.      Other Amounts Payable.................................... 21
Section 3.3.      Manner of Payment........................................ 22
Section 3.5.      Obligation Unconditional................................. 22
Section 3.6.      Security Clauses......................................... 22
Section 3.7.      Issuance of Initial Bonds................................ 23
Section 3.8.      Issuance of Additional Bonds............................. 23
Section 3.9.      Effective Date and Term.................................. 24

                                   ARTICLE IV

                                   THE PROJECT

Section 4.1.      Completion of the Project................................ 25
Section 4.2.      [Reserved]............................................... 27
Section 4.3.      Completion Certificate................................... 27
Section 4.4.      No Warranty Regarding Condition,
                   Suitability or Cost of Project.......................... 27

                                    ARTICLE V

                            INSURANCE, CONDEMNATION,
                             DAMAGE AND DESTRUCTION

Section 5.1.      Insurance Requirements................................... 28
Section 5.2.      Casualty; Condemnation; Loss of Title.................... 30
Section 5.3.      Proceeds of Hazard Insurance............................. 30
Section 5.4.      Eminent Domain........................................... 32
Section 5.5.      Reserved................................................. 33
Section 5.6.      No Abatement of Payments Hereunder....................... 33

                                   ARTICLE VI

                                    COVENANTS

Section 6.1.      The Borrower to Maintain its Corporate
                   Existence; Exceptions Permitted......................... 34
Section 6.2.      Indemnification, Payment of Expenses,
                   and Advances............................................ 34
Section 6.3.      Incorporation of Tax Regulatory
                   Agreement; Payments Upon Taxability..................... 36
Section 6.4.      Public Purpose Covenants................................. 37
Section 6.5.      Further Assurances and Corrective
                   Instruments............................................. 38
Section 6.6.      Covenant by Borrower as to Compliance
                   with Indenture.......................................... 38
Section 6.7.      Assignment of Agreement or Note.......................... 38
Section 6.8.      Inspection............................................... 39
Section 6.9.      Default Notification..................................... 39
Section 6.10.     Covenant Against Discrimination.......................... 39
Section 6.11.     Books and Records; Financial Statements
                   and Other Information................................... 39
Section 6.12.     Financial Covenants...................................... 41
Section 6.13.     ERISA.................................................... 42
Section 6.14.     Additional Negative Covenants............................ 42
Section 6.15.     Reserved................................................. 44
Section 6.16.     Reserved................................................. 44
Section 6.17.     Reserved................................................. 44
Section 6.18.     Maintenance of Mortgaged Property........................ 44
Section 6.19.     Transfer or Release of Mortgaged
                   Property................................................ 45
Section 6.20.     Preservation of Exempt Status............................ 46

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

Section 7.1.      Events of Default........................................ 47
Section 7.2.      Remedies on Default...................................... 48
Section 7.3.      Remedies on Public Purpose Default....................... 48
Section 7.4.      No Duty to Mitigate Damages.............................. 50
Section 7.5.      Remedies Cumulative...................................... 50

                                  ARTICLE VIII

                              PREPAYMENT PROVISIONS

Section 8.1.      Optional Prepayment...................................... 51
Section 8.2.      Reserved................................................. 51
Section 8.3.      Mandatory Prepayment on Public Purpose
                   Default................................................. 51
Section 8.4.      Mandatory Scheduled Prepayment........................... 51
Section 8.5.      Mandatory Prepayment on Taxability....................... 51

                                   ARTICLE IX

                                     GENERAL

Section 9.1.      Indenture................................................ 52
Section 9.2.      Benefit of and Enforcement by
                   Bondholders............................................. 52
Section 9.3.      Amendments............................................... 52
Section 9.4.      Notices.................................................. 52
Section 9.5.      Recording................................................ 53
Section 9.6.      Filing................................................... 53
Section 9.7.      Prior Agreements Superseded.............................. 53
Section 9.8.      Agreed to and Accepted by Original
                   Purchaser............................................... 53
Section 9.9.      Execution of Counterparts................................ 53

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

Section 1.1.      Definitions................................................4
Section 1.2.      Interpretation........................................... 12

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.1.      Representations by the Authority......................... 14
Section 2.2.      Representations by the Borrower.......................... 15

                                   ARTICLE III

                                    THE LOAN

Section 3.1.      Loan Clauses............................................. 19
Section 3.2.      Other Amounts Payable.................................... 20
Section 3.3.      Manner of Payment........................................ 21
Section 3.4.      Obligation Unconditional................................. 21
Section 3.5.      Security Clauses......................................... 21
Section 3.6.      Issuance of Initial Bonds................................ 22
Section 3.7.      Issuance of Additional Bonds............................. 22
Section 3.8.      Effective Date and Term.................................. 23

                                   ARTICLE IV

                                   THE PROJECT

Section 4.1.      Completion of the Project................................ 24
Section 4.2.      [Reserved]............................................... 26
Section 4.3.      Completion Certificate................................... 26
Section 4.4.      No Warranty Regarding Condition,
                   Suitability or Cost of Project.......................... 26

                                    ARTICLE V

                            INSURANCE, CONDEMNATION,
                             DAMAGE AND DESTRUCTION

Section 5.1.      Insurance Requirements................................... 27
Section 5.2.      Casualty; Condemnation; Loss of Title.................... 29
Section 5.3.      Proceeds of Hazard Insurance............................. 29
Section 5.4.      Eminent Domain........................................... 31
Section 5.5.      Reserved................................................. 32
Section 5.6.      No Abatement of Payments Hereunder....................... 32

                                   ARTICLE VI

                                    COVENANTS

Section 6.1.      The Borrower to Maintain its Corporate
                   Existence; Exceptions Permitted......................... 33
Section 6.2.      Indemnification, Payment of Expenses, and
                   Advances................................................ 33
Section 6.3.      Incorporation of Tax Regulatory Agreement;
                   Payments Upon Taxability................................ 35
Section 6.4.      Public Purpose Covenants................................. 36
Section 6.5.      Further Assurances and Corrective
                   Instruments............................................. 37
Section 6.6.      Covenant by Borrower as to Compliance
                   with Indenture.......................................... 37
Section 6.7.      Assignment of Agreement or Note.......................... 37
Section 6.8.      Inspection............................................... 37
Section 6.9.      Default Notification..................................... 38
Section 6.10.     Covenant Against Discrimination.......................... 38
Section 6.11.     Books and Records; Financial Statements
                   and Other Information................................... 38
Section 6.12.     Financial Covenants...................................... 40
Section 6.13.     ERISA.................................................... 40
Section 6.14.     Additional Negative Covenants............................ 41
Section 6.15.     Reserved................................................. 42
Section 6.16.     Reserved................................................. 42
Section 6.17.     Reserved................................................. 42
Section 6.18.     Maintenance of Mortgaged Property........................ 42
Section 6.19.     Transfer or Release of
                   Mortgaged Property...................................... 43
Section 6.20.     Preservation of Exempt Status............................ 44

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

Section 7.1.      Events of Default........................................ 45
Section 7.2.      Remedies on Default...................................... 46
Section 7.3.      Remedies on Public Purpose Default....................... 47
Section 7.4.      No Duty to Mitigate Damages.............................. 48
Section 7.5.      Remedies Cumulative...................................... 48

                                  ARTICLE VIII

                              PREPAYMENT PROVISIONS

Section 8.1.      Optional Prepayment...................................... 49
Section 8.2.      Reserved................................................. 49
Section 8.3.      Mandatory Prepayment on Public
                   Purpose Default......................................... 49
Section 8.4.      Mandatory Scheduled Prepayment........................... 49
Section 8.5.      Mandatory Prepayment on Taxability....................... 49

                                   ARTICLE IX

                                     GENERAL

Section 9.1.      Indenture................................................ 50
Section 9.2.      Benefit of and Enforcement by Bondholders................ 50
Section 9.3.      Amendments............................................... 50
Section 9.4.      Notices.................................................. 50
Section 9.5.      Recording................................................ 51
Section 9.6.      Filing................................................... 51
Section 9.7.      Prior Agreements Superseded.............................. 51
Section 9.8.      Agreed to and Accepted by Original
                   Purchaser............................................... 51
Section 9.9.      Execution of Counterparts................................ 51

                                   Appendices

A.    Promissory Note
B.    Description of Project Realty
C.    Description of Project Equipment

                        Connecticut Development Authority

                            Sonics & Materials, Inc.

                                 LOAN AGREEMENT

            THIS LOAN AGREEMENT, made and dated as of December 1, 1997, by and between the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, and Sonics & Materials, Inc., a corporation organized and existing under the laws of the State of Delaware.

                                WITNESSETH THAT:

            WHEREAS, the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23xx, as amended (the "Act"), declares that there is a continuing need in the State (1) for industrial development and activity to provide and maintain employment and tax revenues and to control, abate and prevent pollution to protect the public health and safety, (2) for the development of recreation facilities to promote tourism, provide and maintain employment and tax revenues, and promote the public welfare, (3) for the development of commercial and retail sales and service facilities in urban areas to provide and maintain construction and permanent employment and tax revenues, to improve conditions of deteriorated physical development, slow economic growth and eroded financial health of the public and private sectors in urban areas and to revitalize the economy of urban areas, and (4) for assistance to public service businesses providing transportation and utility services in the State, and that the availability of financial assistance and suitable facilities are important inducements to industrial and commercial enterprises to remain or locate in the State and to provide industrial, recreation, urban and public service projects; and

            WHEREAS, the Act provides that (1) the term "project" as used therein means any facility, plant, works, system, building, structure, utility, fixture or other real property improvement located in the State, and the land on which it is located or which is reasonably necessary in connection therewith, which is of a nature or which is to be used or occupied by any person for purposes which would constitute it as an industrial project, recreation project, urban project, public service project or health care project, and any real property improvement reasonably related thereto, and (2) that a project may also include or consist exclusively of machinery, equipment or fixtures; and

            WHEREAS, the Act provides that the Authority shall have power (i) to determine the location and character of, and to extend credit or make loans to any person for the planning, designing, acquiring, improving and equipping of a project, which may be secured by loan, lease or sale agreements, contracts and other instruments, upon such terms and conditions as the Authority shall determine to be reasonable,
(ii) to require the inclusion in any contract, loan agreement or other instrument such provisions for the construction, use, operation, maintenance and financing of the project as the Authority may deem necessary or desirable, (iii) to issue its bonds for such purposes, subject to the approval of the Treasurer of the State, and, (iv) to enter into agreements with prospective mortgagees and mortgagors, and as security for the payment of the principal or redemption price, if any, of and interest on any such bonds, to pledge or assign such a loan, lease or sale agreement and the revenues and receipts derived by the Authority from such a project; and

            WHEREAS, by resolution adopted June 18, 1997 in furtherance of the purposes of the Act, the Authority has accepted the application of Sonics & Materials, Inc. (the "Borrower") for assistance in the financing of certain capital projects for the benefit of the Borrower and the acquisition and installation therein of machinery and equipment related thereto, all to be used for a manufacturing facility located in the Town of Newtown, Connecticut; and

            WHEREAS, the Authority has by resolution adopted November 19, 1997 authorized the issuance of $3,810,000 principal amount of its Industrial Development Revenue Bonds (Sonics & Materials, Inc. Project) 1997 Series (the "Initial Bonds") for the purpose of refinancing the Bridge Loan Note which was used to provide funds for the financing of certain capital projects for the benefit of the Borrower, and paying necessary expenses incidental thereto, and financing and refinancing certain additional capital projects for the benefit of the Borrower; and

            WHEREAS, pursuant to such resolution the Initial Bonds are to be secured by an Indenture of Trust of even date herewith, by and between the Authority and Brown Brothers Harriman Trust Company, as Trustee, and are also to be secured by the Open-End Mortgage Deed, dated as of December 1, 1997, (the "Mortgage") from the Borrower to the Authority (and assigned by the Authority to the Trustee) and by the Security Agreement, dated as of December 1, 1997 from the Borrower to the Authority (and assigned by the Authority to the Trustee); and

            WHEREAS, additional funds may be necessary to repair, relocate, rebuild or restore the Project following damage, destruction, taking or condemnation thereof or to provide extensions, additions, improvements or facilities to the Project and provision is made in the Indenture for the issuance from time to time of Additional Bonds on a parity with the Initial Bonds; and

            WHEREAS, the Initial Bonds and any Additional Bonds shall be special obligations of the Authority, payable solely from the revenues or other receipts, funds or moneys to be derived by the

Authority under this Agreement, the Mortgage, the Security Agreement or the Indenture and from any amounts otherwise available under the Indenture for the payment of the Initial Bonds; and

            WHEREAS, the Authority proposes with the proceeds of the Initial Bonds to make a loan to the Borrower and the Borrower proposes to borrow such proceeds from the Authority for the purpose of financing a portion of the cost of undertaking and completing the Project upon the terms and conditions herein set forth; and

            WHEREAS, the Borrower acknowledges that the Authority is providing financing for the Project in furtherance of the Authority's corporate purposes under the Act, that the accomplishment of these purposes is dependent upon the compliance of the Borrower with its covenants contained in this Agreement and contained in the Mortgage and the Security Agreement, that the Authority has a resulting beneficial interest in the Project, and that the Borrower's use of and interest in the Project as provided hereby are in furtherance of the discharge of a public purpose;

            NOW, THEREFORE, in consideration of the premises and of the mutual representations, covenants and agreements herein set forth, the Authority and the Borrower, each binding itself, its successors and assigns, do mutually promise, covenant and agree as follows (provided that in the performance of the agreements of the Authority herein contained, any obligation it may incur for the payment of money shall not be an obligation, debt or liability of the State or any municipality thereof and neither the State nor any municipality thereof shall be liable on any obligation so incurred, but any such obligation shall be payable solely out of the revenues or other receipts, funds or moneys to be derived by the Authority under this Agreement, the Mortgage, the Security Agreement or the Indenture and from any amounts otherwise available under the Indenture for the payment of the Initial Bonds):

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

            Section 1.1. Definitions. For the purposes of this Agreement, the following words and terms shall have the respective meanings set forth as follows, and any capitalized word or term used but not defined herein is used as defined in the Indenture:

            "Act" means the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23xx, as amended.

            "Additional Bonds" means one or more series of additional Bonds, other than the Initial Bonds, authorized and issued by the Authority pursuant to the Indenture.

            "Affiliate" shall mean an entity which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of an entity, whether through the ownership of securities, by contract or otherwise.

            "Agreement" means this Loan Agreement and any amendments and supplements hereto.

            "Architect" shall mean an independent architect, engineer or firm of architects or engineers which is appointed by the Borrower for the purpose of passing on questions relating to the design and construction of any particular facility, has all licenses and certifications necessary for the performance of such services, has a favorable reputation for skill and experience in performing similar services in respect of facilities of a comparable size and nature, and is not unsatisfactory to the Trustee.

            "Authority" means the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut duly organized and existing under the laws of the State, and any body, board, authority, agency or other political subdivision or instrumentality of the State which shall hereafter succeed to the powers, duties and functions thereof.

            "Authorized Authority Representative" shall mean the Chairman or Vice Chairman of the Authority, Executive Vice President or any Senior Vice President or any Vice President thereof.

            "Authorized Borrower Representative" shall mean the President or the Vice President - Legal Affairs and Investor Relations of the Borrower or any other person so designated by a Certified Resolution of the Borrower.

            "Bond" means any bond authenticated and delivered pursuant to the Indenture, including the $3,810,000 Industrial Development Revenue Bonds (Sonics & Materials, Inc. Project - 1997 Series) and any Additional Bonds.

            "Bondholder" or "holder" or "owner" or words of similar import, when used with reference to Bonds, shall mean any person who shall be the registered owner of any Outstanding Bond.

            "Borrower" means (i) Sonics & Materials, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns and (ii) any surviving, resulting or transferee corporation as provided in Section 6.1 hereof.

            "Bridge Loan Note" means the note of the Borrower to the Original Purchaser, dated September 19, 1997, as may be amended or supplemented.

            "Business Day" means any day on which banks located in the State of Connecticut or the State of New York are not required or authorized to remain closed and on which the New York Stock Exchange, Inc. is not closed.

            "Capital Expenditures" means, for any period, expenditures made by the Borrower to acquire or construct fixed assets, plant or equipment during such period, determined in accordance with GAAP.

            "Capitalized Interest" shall mean interest on any Obligation which is not a current expense of the Borrower under generally accepted accounting principles and for the payment of which sufficient funds are available from the proceeds of such Obligation.

            "Certificate" shall mean a certificate or report, in form and substance satisfactory to the Authority and the Trustee, executed: (a) in the case of an Authority Certificate, by an Authorized Authority Representative; (b) in the case of a Borrower Certificate, by an Authorized Borrower Representative; and (c) in the case of a Certificate of any other Person, by such person, if an individual, and otherwise by an officer, partner or other authorized representative of such person. Any Borrower Certificate which relates to any financial test or ratio shall set forth in reasonable detail the computations involved in calculating such test or ratio and the assumptions or evidence used as a basis for the figures used in making such computation.

            "Certified Resolution" shall mean, as the context requires: (a) one or more resolutions of the governing body of the Authority, certified by the Secretary or Assistant Secretary of the Authority to have been duly adopted and to be in full force and effect as of the date of certification; or (b) one or more resolutions of the board of directors of the Borrower or a duly authorized committee thereof, certified by the Secretary or Assistant Secretary of the Borrower or other officer serving in a similar capacity to have been duly adopted and to be in full force and effect as of the date of certification.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Completion Date" means the date of completion of the Project as specified and established in accordance with Section 4.3 hereof.

            "Credit Agreement" means that certain Credit Agreement dated September 19, 1997, between the Borrower and the Original Purchaser, as amended from time to time

            "Debt Service Fund" means the special trust fund so designated, established pursuant to Section 5.3 of the Indenture.

            "Determination of Taxability" means (1) a ruling by the Internal Revenue Service, (2) the receipt by the owner of any Bonds from the Internal Revenue Service of a notice of assessment and demand for payment (provided the Borrower has been afforded the opportunity to participate at its own expense in all appeals and proceedings to which the owner of any Bonds is a party relating to such assessment and demand for payment) and the expiration of the appeal period provided therein if no appeal is taken or, if an appeal is taken by the owner of any Bonds as provided in Section 6.3 of this Agreement within the applicable appeal period which has the effect of staying the demand for payment, a final unappealable decision by a court of competent jurisdiction, or (3) the admission in writing by the Borrower, in any case to the effect that the interest on the Bonds is includable in the gross income for federal income tax purposes.

            "EBITDA" means, for any period, the sum of the amounts for such period of (A) Net Income, (B) provision for federal, state and local taxes based on income, (C) Interest Expense, and (D) charges for depreciation and amortization and other non-cash charges, all for the Borrower, and all determined in accordance with GAAP.

            "Event of Default" means an Event of Default as defined in subsection 7.1 hereof.

            "Fair Market Value" shall mean (i) with respect to real property, the market value for such property as evaluated by an independent real estate appraiser appointed by the Borrower and not unsatisfactory to the Trustee and (ii) with respect to property other than real property, the current market value of such property as evaluated by an independent broker, appraiser or other expert appointed by the Borrower and not unsatisfactory to the Trustee. Whenever the Fair Market Value of property is required to be evaluated pursuant to this Agreement, such evaluation shall be made in writing and delivered to the Authority and the Trustee.

            "Financing Documents" (1), when used with respect to the Borrower, means all documents and agreements executed and delivered by the Borrower as security for or in connection with the issuance of the Bonds, including this Agreement, the Tax Regulatory Agreement, the Note, the Mortgage, the Security Agreement, and all other documents and agreements now or hereafter executed and delivered by the Borrower in connection with any of the foregoing, and (2) when used with respect to the Authority, means any of the foregoing documents and agreements to which the Authority is a direct party and the Assignment of Mortgage and the Assignment of Security Agreement. The Financing Documents do not include any documents or agreements to which the Borrower is not a direct party, including the Bonds or the Indenture.

            "Fiscal Year" shall mean each twelve month period ending June 30 of the Borrower.

            "Fixed Charge Coverage Ratio" means, for any period, the ratio of
(i) EBITDA plus payments made by the Borrower under any lease, to (ii) required principal and interest payments for all indebtedness of the Borrower plus payments made by the Borrower under any lease plus Capital Expenditures for such period up to $25,000.

            "GAAP" means generally accepted accounting principles applied on a consistent basis.

            "Indenture" means the Indenture of Trust, of even date herewith, by and between the Authority and the Trustee, together with all indentures supplemental thereto made and entered into in accordance therewith.

            "Initial Bonds" means the $3,810,000 Industrial Development Bonds (Sonics & Materials, Inc. Project - 1997 Series) authorized and issued pursuant to Section 2.3 of the Indenture.

            "Intangibles" means, at a particular date, all assets of the Borrower that would be classified as intangible assets in accordance with GAAP.

            "Interest Expense" means, for any period, the aggregate amount of interest accrued (whether or not paid) by the Borrower during such period.

            "Interest Payment Date" shall mean each date on which interest is payable on the Bonds as provided in Article II of the Indenture (or, if such date is not a Business Day, the immediately succeeding Business Day).

            "Line of Credit Note" shall mean the Note of the Borrower to Original Purchaser dated September 19, 1997, issued in accordance with the Credit Agreement, as may be amended or supplemented.

            "Mortgage" means the Open-End Mortgage Deed, dated as of December 1, 1997, from the Borrower to the Authority (and assigned by the Authority to the Trustee) given to secure the payment by the Borrower of its obligations under the Loan Agreement and the Note.

            "Mortgaged Property" shall have the meaning set forth in the Mortgage.

            "Net Income" means, for any period, the net income (or net loss) of the Borrower and its subsidiaries on a consolidated basis for such period excluding extraordinary items, determined in accordance with GAAP.

            "Net Proceeds" when used with respect to any insurance or condemnation award, means the gross proceeds from such award less all expenses (including attorney's fees and any expenses of the Trustee) incurred by the Trustee in the collection thereof.

            "Note" means the promissory note of the Borrower to the Authority, dated December 12, 1997, in the form attached as an Appendix hereto, and any amendments or supplements made in conformity with this Agreement, the Mortgage, the Security Agreement and the Indenture.

            "Outstanding", when used with reference to a Bond or Bonds, as of any particular date, means all Bonds which have been authenticated and delivered under the Indenture, except:

            (1) any Bonds canceled by the Trustee because of payment or redemption prior to maturity or surrendered to the Trustee for cancellation;

            (2) any Bond (or portion of a Bond) which has been paid or redeemed or for the payment or redemption of which there has been separately set aside and held in the Redemption Account either:

                  (a) moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price thereof, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such moneys to such payment on the date so specified; or

                  (b) obligations of the kind described in subsection 12.1(B) of the Indenture in such principal amounts, of such maturities, bearing such interest and otherwise having such terms and qualifications as shall be necessary to provide moneys in an amount sufficient without reinvestment to effect payment of the principal or applicable Redemption Price of such Bond, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such obligations to such payment on the date so specified; or

                  (c) any combination of (a) and (b) above;

            (3) Bonds in exchange for or in lieu of which other Bonds shall have been authenticated and delivered under Article III of the Indenture; and

            (4) any Bond deemed to have been paid as provided in subsection 12.1(B) of the Indenture.

            "Original Purchaser" means Brown Brothers Harriman & Co., and its successors and assigns.

            "Paying Agent" means any paying agent for the Bonds appointed pursuant to subsection 9.1(B) of the Indenture (and may include the Trustee), and its successor or successors and any other corporation which may at any time be substituted in its place in accordance with the Indenture.

            "Permitted Corporate Transaction" means: (a) any merger or consolidation of Borrower with another corporation, partnership, trust or other entity; (b) the purchase by the Borrower of assets other than in the ordinary course of business; or (c) the acquisition by the Borrower of an interest in any corporation, partnership, trust or other entity, in each case only if (i) the business or assets acquired are in the same or a substantially similar line of business as the Borrower; and (ii) the value of the consideration paid (whether by cash, securities or other assets and including consideration by reason of the assumption of any indebtedness or in respect of any noncompetition or other collateral agreement) in connection therewith, together with the consideration paid in respect of all other prior Permitted Corporate Transactions in the same Fiscal Year, does not exceed $250,000; and (iii) immediately after the completion of such transaction, no condition or event would exist which with the lapse of time or the giving of notice or both would constitute an Event of Default hereunder; and (iv) in the case of any merger or consolidation, the Borrower shall be the surviving entity; and (v) the Original Purchaser shall have been notified of such Permitted Corporate Transaction, and provided with all such information with respect thereto as the Original Purchaser shall reasonably request, at least 30 days prior to its effectiveness.

            "Permitted Encumbrances" means the encumbrances described in Section 6.14(E) hereof.

            "Principal and Interest Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 of the Indenture.

            "Project" means, collectively, the financing and refinancing with the proceeds of the Initial Bonds of (i) the acquisition of approximately 7.5 acres of land, (ii) renovations to an approximately 62,000 square foot building located on the land and (iii) the acquisition and installation therein of machinery and equipment related thereto, all to be used for manufacturing purposes. Upon the issuance of Additional Bonds, "Project" shall also include the facilities constructed, improved or renovated with the proceeds of such Additional Bonds.

            "Project Costs" means all costs and expenses of the Project for which the Trustee is permitted to make payment as provided in subsection 5.2(B) of the Indenture.

            "Project Equipment" means all personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools and attachments, wherever located and whether now owned or hereafter acquired, used in the operation of the Project and financed with the proceeds of any Bonds, as reflected in the records of the Trustee in accordance with Section 9.11 of the Indenture, and any accessions thereto, substitutions therefor and replacements thereof and all proceeds and products thereof.

            "Project Fund" means the special trust fund so designated, established pursuant to Section 5.2 of the Indenture.

            "Project Realty" means the realty and other interests in the real property constituting the Premises (as such term is defined in the Mortgage), together with all replacements, improvements, extensions, substitutions, restorations and additions thereto which are made pursuant hereto, including without limitation the Project Realty described in the Description of Project Realty included in the appendices hereto.

            "Redemption Price" means, when used with respect to a Bond or a portion thereof, the principal amount of such Bond or portion plus the applicable premium, if any, payable upon redemption thereof pursuant to the Indenture.

            "Restricted Payment" means any dividend, distribution, stock repurchase, other payment on account of the Borrower's outstanding stock, payment in respect of any indebtedness subordinated to the debt of the Borrower to the Original Purchaser, and any payment in respect of any non-competition agreement.

            "Security Agreement" means the Security Agreement, dated as of December 1, 1997, by and among the Borrower, the Original Purchaser and the Authority given to secure the payment of the Note.

            "Scheduled Payment" means the amount required by the Indenture or any Supplemental Indenture authorizing the issuance of Additional Bonds as payable on a single future date for the retirement of any Outstanding Bonds which are expected to mature after such future date, but does not include any amounts payable by reason only of the maturity of a Bond.

            "Subsidiaries" means (i) Tooltex, Inc., a Delaware corporation, (ii) Vibra Surge, Inc., a Delaware corporation, and (iii) any other corporation, partnership, limited liability company or other entity of which more than 50% of the voting power is controlled directly or indirectly by the Borrower.

            "State" means the State of Connecticut.

            "Supplemental Indenture" means any indenture supplemental to the Indenture or amendatory of the Indenture, adopted by the Authority in accordance with Article X of the Indenture.

            "Tangible Net Worth" means, as of the date of determination, the Borrower's net worth less Intangibles, all as determined in accordance with GAAP.

            "Tax Incidence Date" means the date as of which interest on the Bonds becomes or became includable in the gross income of the recipient thereof for federal income tax purposes for any cause.

            "Tax Regulatory Agreement" means the Tax Regulatory Agreement, dated as of the date of delivery of the Bonds, among the Authority, the Borrower and the Trustee, and any amendments and supplements thereto.

            "Term", when used with reference to this Agreement, means the term of this Agreement determined as provided in Article III hereof.

            "Term Loan Note" means the Note of the Borrower to Original Purchaser dated September 19, 1997, issued in accordance with the Credit Agreement, as may be amended or supplemented.

            "Total Liabilities" means, as of the date of determination, all liabilities of the Borrower that would, in accordance with GAAP, be classified as liabilities of the Borrower.

            "Trustee" means Brown Brothers Harriman Trust Company, New York, New York, and its successor or successors hereafter appointed in the manner provided in the Indenture.

            Section 1.2. Interpretation. In this Agreement:

            (1) The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms, as used in this Agreement, refer to this Agreement, and the term "hereafter" means after, and the term "heretofore" means before, the date of this Agreement.

            (2) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

            (3) Words importing persons include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

            (4) Any headings preceding the texts of the several Articles and Sections of this Agreement, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

            (5) Nothing contained in this Agreement shall be construed to cause the Borrower to become the agent for the Authority or the Trustee for any purpose whatsoever, nor shall the Authority or the Trustee be responsible for any shortage, discrepancy, damage, loss or destruction of any part of the Project wherever located or for whatever cause.

            (6) All approvals, consents and acceptances required to be given or made by any person or party hereunder shall be at the sole discretion of the party whose approval, consent or acceptance is required.

            (7) All notices to be given hereunder shall be given in writing within a reasonable time unless otherwise specifically provided.

            (8) This Agreement shall be governed by and construed in accordance with the applicable laws of the State.

            (9) If any provision of this Agreement shall be ruled invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect any of the remaining provisions hereof.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            Section 2.1. Representations by the Authority. The Authority represents and warrants that:

            (1) It is a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, duly organized and existing under the laws of the State including the Act. The Authority is authorized to issue the Bonds in accordance with the Act and to use the proceeds thereof to finance and refinance the Project.

            (2) The Authority has complied with the provisions of the Act and has full power and authority pursuant to the Act to consummate all transactions contemplated by the Bonds, the Indenture and the Financing Documents.

            (3) By resolution duly adopted by the Authority and still in full force and effect, the Authority has authorized the execution, delivery and due performance of the Bonds, the Indenture and the Financing Documents, and the taking of any and all action as may be required on the part of the Authority to carry out, give effect to and consummate the transactions contemplated by this Agreement, and all approvals necessary in connection with the foregoing have been received.

            (4) The Bonds have been duly authorized, executed, authenticated, issued and delivered, constitute valid and binding special obligations of the Authority payable solely from revenues or other receipts, funds or moneys pledged therefor under the Indenture and from any amounts otherwise available under the Indenture, and are entitled to the benefit of the Indenture. Neither the State nor any municipality thereof is obligated to pay the Bonds or the interest thereon. Neither the faith and credit nor the taxing power of the State nor any municipality thereof is pledged for the payment of the principal, and premium, if any, of and interest on the Bonds.

            (5) The execution and delivery of the Bonds, the Indenture and the Financing Documents and compliance with the provisions thereof, will not conflict with or constitute on the part of the Authority a violation of, breach of or default under its by-laws or any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Authority is a party or by which the Authority is bound, or, to the knowledge of the Authority, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Authority or any of its activities or properties, and all consents, approvals, authorizations and orders of governmental or regulatory authorities which are required for the consummation of the transactions contemplated thereby have been obtained.

            (6) Subject to the provisions of this Agreement and the Indenture, the Authority will apply the proceeds of the Bonds to the purposes specified in the Indenture and the Financing Documents.

            (7) There is no action, suit, proceeding or investigation at law or in equity before or by any court, public board or body pending or threatened against or affecting the Authority, or to the best knowledge of the Authority, any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby or by the Indenture, or which, in any way, would adversely affect the validity of the Bonds, the Indenture or the Financing Documents, or any agreement or instrument to which the Authority is a party and which is used or contemplated for use in consummation of the transactions contemplated hereby and by the Indenture.

            (8) It has not made any commitment or taken any action which will result in a valid claim for any finders or similar fees or commitments in respect of the transactions contemplated by this Agreement.

            (9) The representations of the Authority set forth in the Tax Regulatory Agreement delivered concurrently with the execution and delivery hereof are by this reference incorporated in this Agreement as though fully set forth herein.

            Section 2.2. Representations by the Borrower. The Borrower represents and warrants that:

            (1) The Borrower has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Delaware and duly qualified to do business as a foreign corporation in the State of Connecticut, is not in violation of any provision of its certificate of incorporation or its by-laws, has power to enter into and perform the Financing Documents, and by proper corporate action has duly authorized the execution and delivery of the Financing Documents.

            (2) The Financing Documents constitute valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally or by general equitable principles (whether applied by a court or law or equity).

            (3) Neither the execution and delivery of the Financing Documents, the consummation of the transactions contemplated thereby, nor the fulfillment by the Borrower of or compliance by the Borrower with the terms and conditions thereof is prevented or limited by or conflicts with or results in a breach of, or default under the terms, conditions or provisions of any contractual or other restriction on the Borrower, evidence of its indebtedness or agreement or instrument of whatever nature to which the Borrower is now a party or by which it is bound, or constitutes a default under any of the foregoing. No event has occurred and no condition exists which, upon the execution and delivery of any Financing Documents, constitutes an Event of Default hereunder or an event of default thereunder or, but for the lapse of time or the giving of notice, would constitute an Event of Default hereunder or an event of default thereunder.

            (4) There is no action or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower before any court, administrative agency or arbitration board that may materially and adversely affect the ability of the Borrower to perform its obligations under the Financing Documents and all authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of the Financing Documents and in connection with the performance of the Borrower's obligations hereunder or thereunder have been obtained, except for such authorizations, consents or approvals that can only be attained after the commencement of, or the completion of, the Project.

            (5) The execution, delivery and performance of the Financing Documents and any other instrument delivered by the Borrower pursuant to the terms hereof or thereof are within the corporate powers of the Borrower and have been duly authorized and approved by the board of directors of the Borrower and are not in contravention of law or of the Borrower's certificate of incorporation or by-laws, as amended to date, or of any undertaking or agreement to which the Borrower is a party or by which it is bound.

            (6) The Borrower represents that it has not made any commitment or taken any action which will result in a valid claim for any finders' or similar fees or commitments in respect of the transactions described in this Agreement.

            (7) The Project is included within the definition of a "project" in the Act, and its estimated cost is equal to or in excess of $3,810,000. The Borrower intends the Project to be and to continue to be an authorized project under the Act during the Term.

            (8) All amounts shown in Schedule D-1 of the Tax Regulatory Agreement are eligible costs of a project financed by bonds issued by the Authority under the Act, and may be financed by amounts in the Project Fund under the Indenture. None of the proceeds of the Bonds will be used directly or indirectly as working capital or to finance inventory.

            (9) The Project is in material compliance with all applicable federal, State and local laws and ordinances (including rules and regulations) relating to zoning, building, safety and environmental quality. The Borrower intends to proceed with due diligence to complete the Project pursuant to Section 4.1 hereof.

            (10) The availability of financial assistance from the Authority as provided herein and in the Indenture has induced the Borrower to locate the Project in the State. The Borrower does not intend to lease the Project, except in the ordinary course of business of the Borrower.

            (11) The Borrower will not take or omit to take any action which action or omission will in any way cause the proceeds of the Bonds to be applied in a manner contrary to that provided in the Indenture and the Financing Documents as in force from time to time.

            (12) The Borrower has not taken and will not take any action and knows of no action that any other person, firm or corporation has taken or intends to take, which would cause interest on the Bonds to be includable in the gross income of the recipients thereof for federal income tax purposes. The representations, certifications and statements of reasonable expectation made by the Borrower in the Tax Regulatory Agreement, dated the date of delivery hereof and relating to the Project description, composite issues, bond maturity and average asset economic life, use of Bond proceeds, arbitrage and related matters are hereby incorporated by this reference as though fully set forth herein.

            (13) The Borrower has good and marketable title in fee simple to the Project Realty, subject only to

      Permitted Encumbrances, sufficient for the purposes of this Agreement.

            (14) The Borrower has obtained a standard American Land Title Association ("ALTA") title insurance policy from a title insurance company satisfactory to the Trustee in an amount at least equal to the face amount of the Initial Bond (or such lesser amount as shall be approved by the Original Purchaser) insuring the Authority and the Trustee on behalf of the Bondholders as their respective interests may appear, and containing only such exceptions as have been approved by an Authorized Representative of the Authority and the Trustee.

            (15) The Borrower has good and merchantable title to the Project Equipment owned by the Borrower as of the date hereof, free and clear of liens and encumbrances except for Permitted Encumbrances.

            (16) As of the date hereof, neither the Borrower, nor to its knowledge anyone acting on behalf of the Borrower, has entered into negotiations with any person for the purpose of undertaking any borrowing concurrently with or subsequent to the issuance of the Initial Bonds and to be secured wholly or partially by a lien or encumbrance on the Project or any part thereof, and the Borrower has no present intention of undertaking any such borrowing, except in connection with the requirements described in the Borrower's application to the Authority.

            (17) The representations of the Borrower set forth in the Tax Regulatory Agreement delivered concurrently with the execution and delivery hereof are by this reference incorporated in this Agreement as though fully set forth herein.

                                   ARTICLE III

                                    THE LOAN

            Section 3.1. Loan Clauses. (A) Subject to the conditions and in accordance with the terms of this Agreement, the Authority agrees to make a loan to the Borrower from the proceeds of the Initial Bonds in the amount of $3,810,000 and the Borrower agrees to borrow such amount from the Authority.

            (B) The loan shall be made at the time of delivery of the Initial Bonds and receipt of payment therefor by the Authority against receipt by the Authority of the initial Note duly executed and delivered to evidence the pecuniary indebtedness of the Borrower hereunder. Any additional loan shall be made at the time of delivery of the applicable series of Additional Bonds and receipt of payment therefor by the Authority against receipt by the Authority of a supplemental Note duly executed and delivered to evidence the additional pecuniary indebtedness of the Borrower hereunder. As and for the loan the Authority shall deposit the proceeds of the Initial Bonds into the Debt Service Fund and the Project Fund as provided in the Indenture and such proceeds shall be held, and invested and disbursed as provided in the Indenture on the terms and conditions therein prescribed.

            (C) On or before each due date for the payment of the principal of or interest on the Bonds, until the principal or Redemption Price, if any, of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Borrower shall make loan payments to the Trustee for the account of the Authority in an amount which, when added to any moneys then on deposit in the Debt Service Fund and available therefor, shall be equal to the amount payable on such due date with respect to the Bonds as provided in Section 5.3 of the Indenture, including amounts due for the payment of the principal of and interest on the Bonds. In addition, the Borrower shall pay to the Trustee, as and when the same shall become due, all other amounts due under the Financing Documents, together with interest thereon at the then applicable rate as set forth herein. The Borrower shall have the option to prepay its loan obligation in whole or in part at the times and in the manner provided in Article VIII hereof.

            (D) [Reserved]

            (E) Anything herein to the contrary notwithstanding, any amount at any time held in the Principal and Interest Account of the Debt Service Fund by the Trustee pursuant to this Section shall be credited against the next succeeding loan payment obligation of the Borrower as provided in subsection 3.1(C) hereof. If, on any due date for payments with respect to the Bonds, the balance in the Debt Service Fund is insufficient to make such payments, the

Borrower agrees forthwith to pay the amount of the deficiency. If at any time the amount held by the Trustee in the Debt Service Fund shall be sufficient to pay or provide for the payment of the Bonds in accordance with Section 12.1 of the Indenture, the Borrower shall not be obligated to make any further payments under the foregoing provisions.

            Section 3.2. Other Amounts Payable. (A) The Borrower hereby further expressly agrees to pay to the Trustee as and when the same shall become due,
(i) an amount, as may be agreed upon from time to time between the Borrower and the Trustee and/or the Paying Agent, equal to the initial and annual fees of the Trustee for the ordinary services of the Trustee rendered and its ordinary expenses incurred under the Indenture, including fees and expenses as registrar and in connection with the preparation of new Bonds upon exchanges or transfers, and the fees and expenses of the Trustee and any Paying Agents on the Bonds for acting as paying agents as provided in the Indenture, including the reasonable fees and expenses of its counsel and (ii) the reasonable fees and expenses of the Trustee for extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, including reasonable counsel fees and expenses (iii) the reasonable fees and expenses of the Authority, including the reasonable fees and expenses of its counsel, incurred by the Authority as a result of an Event of Default or otherwise enforcing this Agreement, (iv) the reasonable fees and expenses of the Bondholder as a result of an Event of Default or otherwise enforcing this Agreement and for any consent, waiver or amendment relating to the Indenture or any of the Financing Documents, including reasonable fees and expenses of counsel for such Bondholders, and (v) any other sums required to be paid by the Borrower under the terms of the Indenture and the Note.

            (B) The Borrower also agrees to pay all amounts payable by it under the Tax Regulatory Agreement, including any expenses of the Authority incurred in connection with rebate compliance pursuant to the Tax Regulatory Agreement, and the Financing Documents at the time and in the manner therein provided.

            (C) The Borrower also agrees to fund, replenish and maintain all amounts required to be funded, replenished and maintained in the Funds and Accounts established in and as required by Article V of the Indenture.

            (D) The Borrower also agrees to pay directly to the Authority on the date of issuance of the Bonds a fee equal to 1/2 of 1% of the principal amount of the Initial Bonds, such fee to be payable, without notice, demand or invoice of any kind at the Authority's address as set forth herein or at such other address and to the attention of such other person, or to such account as the Authority may stipulate by written notice to the Borrower.

            (E) The Borrower also agrees to perform all obligations required to be performed by it under the Indenture in accordance with its terms.

            (F) The Borrower also agrees to pay, or cause to be paid, when due, any amounts necessary to redeem Bonds which have been called for redemption under the Indenture (including, if any applicable premiums thereon).

            Section 3.3. Manner of Payment. The payments provided for in Section
3.1 hereof shall be made by any reasonable method providing immediately available funds at the time and place of payment directly to the Trustee for the account of the Authority and shall be deposited in the Debt Service Fund. The additional payments provided for in Section 3.2 shall be made in the same manner directly to the entitled party or to the Trustee for its own use or disbursement to the Paying Agents, as the case may be.

            Section 3.4. Direct Payment to Original Purchaser. Notwithstanding the provisions of this Loan Agreement to the contrary, so long as the Original Purchaser is the owner of the Initial Bonds, the Borrower shall pay that portion of the loan payments relating to the principal and redemption price of, and interest on, the Initial Bonds directly to the Original Purchaser as provided in
Section 2.3(F) of the Indenture. In the event that the Borrower shall fail to pay any installment of the loan payments so payable to the Original Purchaser in accordance with this Section, interest on such overdue payment shall accrue from the due date thereof at a rate equal to the Taxable Rate (as defined in the Indenture).

            Section 3.5. Obligation Unconditional. The obligations of the Borrower under the Financing Documents shall be absolute and unconditional, irrespective of any defense or any rights of setoff, recoupment or counterclaim it might otherwise have against the Authority or the Trustee. The Borrower will not suspend or discontinue any such payment or terminate this Agreement (other than in the manner provided for hereunder) for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, failure of title, or commercial frustration of purpose, or any damage to or destruction of the Project, or the taking by eminent domain of title to or the right of temporary use of all or any part of the Project, or any change in the tax or other laws of the United States, the State or any political subdivision of either thereof, or any failure of the Authority or the Trustee to perform and observe any agreement or covenant, whether expressed or implied, or any duty, liability or obligation arising out of or connected with the Financing Documents.

            Section 3.6. Security Clauses. (A) The Authority hereby notifies the Borrower and the Borrower acknowledges that, among other things, the Borrower's loan payments and all of the

Authority's right, title and interest under the Financing Documents to which it is a party (except its rights under Sections 6.2, 6.4 and 7.3 hereof) are being concurrently with the execution and delivery hereof endorsed, pledged and assigned without recourse by the Authority to the Trustee as security for the Bonds as provided in the Indenture.

            (B) In order to further secure its loan obligation hereunder, the Borrower has executed and delivered to the Authority and the Original Purchaser the Mortgage and the Security Agreement. The Borrower hereby acknowledges and consents to the assignment thereof to the Trustee as security for the payment of the Bonds according to their tenor and effect.

            (C) From time to time, at the request of the Authority or the Trustee, the Borrower shall obtain, execute and deliver one or more financing statements and other instruments, and shall do all other acts and things, as the Authority or the Trustee deems necessary or desirable in order to fully secure its interest in Project Equipment acquired after the date hereof and to effectuate the transactions contemplated hereby.

            (D) The Authority and the Borrower acknowledge that buildings or improvements on the Project Realty are in the process of construction or repair or are to be erected or repaired, that the Authority has agreed to make the proceeds of the Bonds available to the Borrower in installments as the work progresses and to pay over any balance of the proceeds remaining upon the completion of the Project in accordance with Section 5.2 of the Indenture and that the Borrower has agreed to complete the erection or repair of the buildings and improvements to the satisfaction of the Authority in accordance with Article IV hereof.

            This Agreement shall constitute a security agreement within the meaning of the Connecticut Uniform Commercial Code. In addition to all other rights and remedies hereunder, the Authority and the Trustee as its assignee shall have all rights and remedies of a secured party under the Connecticut Uniform Commercial Code.

            Section 3.7. Issuance of Initial Bonds. The Authority has concurrently with the execution and delivery hereof sold and delivered the Initial Bonds under and pursuant to a resolution adopted by the Authority on November 19, 1997, authorizing their issuance under and pursuant to the Indenture. The proceeds of sale of the Initial Bonds shall be applied as provided in Articles IV and V of the Indenture.

            Section 3.8. Issuance of Additional Bonds. (A) If the Borrower is not in default hereunder or under the Financing Documents, the Authority may, on written request of an Authorized Representative of the Borrower (but, if the Original Purchaser is the Owner of any Bonds Outstanding under the Indenture, only with the written consent of the Original Purchaser), from time to time, in its absolute discretion issue Additional Bonds on a parity with the Initial Bonds in aggregate amounts as requested by the Borrower, but only for the purposes and upon the terms and conditions stated herein, in the Indenture and in the Act. Additional Bonds shall be issued only for the purposes described in
Section 2.7 of the Indenture. In each case, the costs of the issuance and sale of the Additional Bonds and capitalized interest for such period and other costs reasonably related to the financing as shall be agreed upon by the Borrower and the Authority may be included in the cost thereof.

            (B) No Additional Bonds shall be issued unless (1) the terms of such Additional Bonds, the purchase price to be paid therefor and the manner in which the proceeds therefrom are to be disbursed shall have been approved in writing by the Borrower and the Authority, (2) the Borrower and the Authority shall have entered into a supplement to the Financing Documents reaffirming the representations and covenants of the Authority and the Borrower therein contained, describing the completion, restoration, additions, extensions, improvements or facilities to be acquired and constructed or performed and making provisions for the conveyance, transfer and securing of such real property or interests therein as may be necessary or required therefor, and adjusting the aggregate amount payable hereunder and under the Note to an amount sufficient to pay, as and when the same matures and becomes due, the principal or Redemption Price, if any, of and interest on such Additional Bonds and other amounts due under the Financing Documents, and (3) the Authority and the Trustee shall have entered into a Supplemental Indenture authorizing the issuance of such Additional Bonds and setting forth the terms thereof and describing or otherwise identifying any real or personal property to be secured by the Indenture in connection with the issuance of such Additional Bonds, and the Authority shall have otherwise complied with the provisions of the Indenture and the Act with respect to the issuance of such Additional Bonds.

            Section 3.9. Effective Date and Term. (A) This Agreement shall become effective upon its execution and delivery by the parties hereto, shall remain in full force from such date and, subject to the provisions hereof (including particularly Articles VII and VIII), shall expire on such date as the Indenture shall be discharged and satisfied in accordance with the provisions of subsection 12.1(A) thereof. The Borrower's obligations under Sections 6.2, 6.4 and 7.3 hereof, however, shall survive the expiration of this Agreement.

            (B) Within three days of such expiration the Authority shall deliver to the Borrower any documents and take or cause the Trustee to take, at the expense of the Borrower, any such actions as may be necessary to effect the cancellation, release and satisfaction of the Indenture and the Financing Documents.

                                   ARTICLE IV

                                   THE PROJECT

            Section 4.1. Completion of the Project. (A) The Borrower agrees that it will undertake and complete the Project for the purposes and in the manner intended hereby and by the Borrower's application for assistance to the Authority and in accordance with the plans and specifications therefor which have been prepared by or on behalf of the Borrower, and that it will cause such improvements to be made to the Project Realty as are necessary for the operation thereof in the manner herein provided.

            (B) The Borrower affirms that it shall bear all of the costs and expenses in connection with the preparation of the Financing Documents and the Indenture, the preparation and delivery of any legal instruments and documents necessary in connection therewith and their filing and recording, if required, and all taxes and charges payable in connection with any of the foregoing. Such costs and all other costs of the Project shall be paid from the Project Fund in the manner and to the extent provided in the Indenture.

            (C) The Borrower hereby agrees that in order to effectuate the purposes of the Financing Documents, it will make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other persons, firms or corporations and in general do all things which may be requisite or proper, all for the purpose of carrying out and completing the Project. The Borrower shall complete the Project with all reasonable dispatch, but not later than December 31, 1999. If for any reason the completion of such work does not occur within this period, there shall be no liability on the part of the Authority and no diminution in or postponement of the payments required in Section 3.1 hereof to be paid by the Borrower.

            (D) The Borrower shall obtain all necessary approvals from any and all governmental agencies requisite to the completion of the Project and in compliance with all State and local laws, ordinances and regulations applicable thereto. Upon completion of the Project, the Borrower shall obtain all required permits and authorizations from appropriate authorities, if any be required, authorizing the operation and uses of the Project for the purposes contemplated hereby.

            (E) [Reserved].

            (F) The Borrower covenants that it will take such action and institute such proceedings as shall be necessary to cause and require all contractors and material suppliers to complete their contracts diligently in accordance with the terms of the contracts, including, without limitation, the correcting of any defective work.

            (G) In the event of default by any contractor or subcontractor or supplier under any contract made by it in connection with the Project, the Borrower will promptly proceed, to the extent it deems appropriate in the circumstances, either separately or in conjunction with others, to exhaust the remedies of the Borrower against the contractor or subcontractor or supplier so in default and against each surety for the performance of such contract.

            (H) Any proceeds of the title insurance maintained by the Borrower shall be paid to the Trustee for deposit in the Debt Service Fund and credited to the Redemption Account except to the extent that such proceeds shall be applied to remedy the defect in title if the Borrower so requests and such proceeds are sufficient with other amounts made available by the Borrower to remedy the defect.

            (I) The Borrower shall maintain or cause to be maintained builder's risk (or equivalent coverage) insurance upon any work done or materials furnished under construction contracts except excavations, foundations and any other structures not customarily covered by such insurance. The policies shall be issued by responsible companies qualified to do business in Connecticut and shall be written in completed value form for one hundred percent (100%) of the insurable value of the contract in the names of the Borrower, the Trustee, the contractor and subcontractors as their interests may appear. Such coverage shall be on an all risk form approved by the Borrower and not unsatisfactory to the Trustee and shall include flood coverage if economically available. The occupancy restriction shall be removed as of policy inception. Transportation insurance shall be included in a sufficient amount to protect the interests of the Borrower and the contractor for loss of goods in transit to the Project site. During the period of any construction, the Borrower shall also maintain or cause to be maintained:

            (1) worker's compensation insurance and employer's liability insurance underwritten by responsible companies qualified to do business in Connecticut, covering all employees of contractors and subcontractors in amounts required by law;

            (2) public liability insurance, on an occurrence basis, insuring the Borrower and the Trustee as additional insureds, in an amount not less than $1,000,000 combined single limit, such policy to cover premises and operations, independent contractors and products and completed operations, to be endorsed with a broad form comprehensive general liability endorsement or its equivalent including at least personal injury and broad form property damage coverage, provided that the contractor shall maintain completed operations coverage for at least one year after completion of the Project;

            (3) automobile liability insurance covering owned, non-owned and hired automobiles in an amount not less than $1,000,000 combined single limit; and

            (4) in addition to the above, until completion of the Project, the contractor shall maintain an umbrella liability policy in the amount of $5,000,000 applying in excess of the employers liability, comprehensive general liability (including endorsements) and automobile liability insurance required.

            Section 4.2. [Reserved].

            Section 4.3. Completion Certificate. The date of completion of the Project shall be evidenced to the Trustee by the certificate of an Authorized Representative of the Borrower stating that the Project has been completed in accordance with the Agreement and in accordance with the plans and specifications therefor. Notwithstanding the foregoing, such certificate shall state (1) that it is given without prejudice to any rights of the Borrower against third parties which exist at the date of such certificate or which may subsequently come into being, (2) that it is given only for the purposes of this Section and (3) that no person other than the Trustee or the Authority may benefit therefrom.

            Section 4.4. No Warranty Regarding Condition, Suitability or Cost of Project. Neither the Authority, nor the Trustee, nor any Bondholder makes any warranty, either expressed or implied, as to the Project or its condition or that it will be suitable for the Borrower's purposes or needs, or that the insurance required under the Mortgage will be adequate to protect the Borrower's business or interest, or that the proceeds of the Bonds will be sufficient to pay the costs of the Project.

                                    ARTICLE V

                            INSURANCE, CONDEMNATION,
                             DAMAGE AND DESTRUCTION

            Section 5.1. Insurance Requirements.

            (A) The Borrower covenants that, following completion of the Project (or at such earlier time as may be specified in this Section 5.1) it shall provide or cause to be provided and to maintain continuously, or cause to be maintained continuously during the term of this Agreement, the following types and amounts of insurance, subject to the proviso in Subsection (B) below.

            (1) Insurance against loss and/or damage to the Mortgaged Property under a policy or policies in form and amount covering such risks as are ordinarily insured against by similar facilities, including without limiting the generality of the foregoing, fire, wind, and lightning and uniform standard extended coverage endorsements, limited only as may be provided in the standard form of extended coverage endorsements at the time in use in Connecticut. Such insurance shall be for an amount at least equal to the lesser of the replacement cost or the full insurable value of the Mortgaged Property or the principal of the Outstanding Bonds. No policy of insurance shall be so written that the proceeds thereof will produce less than the minimum coverage required by the preceding sentence, by reason of co-insurance provisions or otherwise, without the prior consent thereto in writing by the Trustee, except that each policy of insurance required hereunder may contain a loss deductible clause specifying such sum or sums as the Borrower may determine as the sum or sums to be deducted from the amount of loss resulting from particular perils. The Trustee shall consent to such coinsurance or other like reductions.

            (2) Business interruption insurance, protecting the Borrower and the Trustee, covering the Borrower's payments due under this Agreement and the salaries and expenses of key personnel and other minimum operating expenses required for the operation of the Mortgaged Property during such period or periods not less than twelve (12) months following damage or destruction of the Mortgaged Property by one of the hazards insured against by the insurance provided for in paragraph (A)(1) above.

            (3) Commencing with the date of settlement for the Initial Bonds, public liability insurance (including interests of the Borrower) and automobile liability insurance, in an occurrence form, in the minimum amount of $1,000,000 bodily injury and property damage combined single limit and aggregate where applicable.

            (4) Worker's compensation and employer's liability insurance meeting the Borrower's statutory obligations; provided, however, that, if the Borrower becomes an approved self-insured, employer's liability coverage in the amount of at least $100,000 shall be purchased.

            (5) Boiler and machinery coverage (direct damage and use and occupancy) on a replacement cost basis where deemed advisable by the Borrower, or where otherwise required.

            (6) Excess liability coverage in the amount of at least either straight excess or umbrella excess, covering excess of paragraphs (3) and
      (8) to be maintained in force so that the total coverage available under each of the aforementioned paragraphs, including this subsection, is not less $5,000,000 per occurrence and in the aggregate, where applicable, as excess of employer's liability, general liability, professional liability and automobile liability coverage.

            (B) All policies of insurance and bonds required by this Section 5.1: shall be in such amounts and shall contain such provisions as comply with the foregoing requirements; and in every applicable case shall contain standard mortgagee clauses; provided, however, that the Borrower shall not be required to provide insurance coverage which, is for risks not normally covered or is in excess of standard requirements, if any, for facilities similar in size, location and nature to the Mortgaged Property. All policies and bonds shall provide, so far as the same may be obtainable without the payment of additional premium, that coverage shall not be canceled without thirty (30) days' prior written notice to the Trustee.

            (C) All policies of insurance and bonds shall be issued by responsible insurance or surety companies, acceptable to the Borrower, qualified to do business in Connecticut and qualified under the laws of Connecticut to assume risks covered by such policy or policies or bond or bonds and shall be non-assessable.

            (D) All policies of insurance required under paragraphs (A)(1), (2), and (5) above shall be for the benefit of the Borrower and the Trustee, as their respective interests may appear, and shall be made payable to the Trustee. The Trustee shall have the exclusive right after obtaining the advice and consent of the Borrower which shall not be unreasonably withheld (and after the occurrence of an Event of Default, without notice to or consent of the Borrower) to receive the proceeds from such insurance and settle and receipt for claims thereunder. Policies evidencing the insurance required by paragraphs (A)(3), (4) and (6) above shall be for the benefit of the Borrower. The Borrower shall have the right to receive payments due and to receipt for claims under policies of insurance and fidelity bonds required by subparagraph (A)(3), (4), and (6) above. The original or a copy of each policy or bond or a certificate that the same has been issued and is currently in effect shall be delivered to the Trustee.

            (E) In the event that any insurance required by this Section 5.1 is not commercially available at a reasonable cost or has been otherwise provided, the Trustee shall accept such substitute coverage, if any.

            (F) In the event that the Borrower fails to maintain, or cause to be maintained, any insurance as provided in this Section 5.1, the Trustee may (but shall be under no obligation to), upon such notice to the Borrower as is reasonable under the circumstances, procure and maintain such insurance, and any amounts so advanced therefor by the Trustee shall become an additional obligation of the Borrower secured by this Agreement, which amounts, together with interest thereon at one percent above the prime rate of the Trustee from the date thereof, the Borrower agrees and covenants to pay.

            Section 5.2. Casualty; Condemnation; Loss of Title. If the Mortgaged Property shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance required under Section 5.1(A)(1) or (5), or if the Mortgaged Property shall be wholly or partially condemned, taken or injured by any person, including any person possessing the right to exercise the power of or a power in the nature of eminent domain or transferred to such a person, by way of a conveyance in lieu of the exercise of such a power by such person, or if any part of the Mortgaged Property shall be lost because of failure of title, the Borrower covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of insurance or on account of such taking, condemnation, conveyance, damage, injury or loss of title in order that moneys due on account of losses suffered may be collected and paid to the Trustee. Any appraisement or adjustment of loss or damage and any settlement or payment therefor, which may be agreed upon by the Borrower and the appropriate insurer or condemnor or person, shall be evidenced to the Trustee by a certificate signed by an Authorized Borrower Representative. The Trustee may rely conclusively upon such certificate.

            Section 5.3. Proceeds of Hazard Insurance.

            (A) Immediately after the occurrence of loss or damage covered by insurance required under Section 5.1(A)(1) or (5), the Borrower shall notify the Authority, the Architect, and the Trustee in writing. The Architect promptly shall determine and advise the Authority, the Trustee, and the Borrower, in writing, whether it is practicable to repair, reconstruct or replace such damaged or destroyed or condemned or lost property and, if so, the estimated time and funds required for such repair, reconstruction or replacement.

            (B) If the Architect shall advise that such repair, reconstruction or replacement is practicable, and if, within ninety (90) days from the receipt of the Architect's report (or such later date as may be reasonably acceptable to the Trustee), the Borrower delivers to the Trustee (i) an executed construction contract for such work at a price not greater than the amount stated in such Architect's report and (ii) cash or an irrevocable letter of credit in an amount equal to the funds, if any, required by such Architect's report in excess of the available net insurance proceeds, then the Borrower shall promptly proceed to repair, reconstruct and replace such part of the Mortgaged Property, including all fixtures, furniture, equipment and affects, to its original condition insofar as possible. The moneys required for such repair, reconstruction and replacement shall be paid from: (x) the net proceeds of insurance (other than proceeds of business interruption insurance which shall be applied as provided in Subsection (D) below) received by reason of such occurrence, which net proceeds (after deducting any reasonable expenses incurred by the Trustee or the Borrower in collecting the same, the "Net Insurance Proceeds") shall be deposited into the Project Fund and disbursed in accordance with the requisition procedure established for the Project Fund under Section 5.2(C) of the Indenture; and (y) to the extent such Net Insurance Proceeds are not sufficient, from moneys to be provided by the Borrower. Notwithstanding the foregoing, if the Architect's estimate of the cost of such repair, reconstruction or replacement is $50,000 or less, the Borrower shall not be required to deliver the construction contract and funds and items referred to in clauses (i) and
(ii) above, the Net Insurance Proceeds shall be paid to the Borrower and the Borrower shall promptly proceed with such repair, reconstruction or replacement. Any Net Insurance Proceeds remaining after the completion of such repair, replacement or reconstruction shall be paid to the Borrower.

            (C) If the Architect advises that such repair, reconstruction or replacement is not practicable, or not appropriate given the damaged property's age or lack of marketability or if the Architect's report and the other documents described in Subsection (B) above are not delivered within the required time period, then the parties hereto agree that all respective Net Insurance Proceeds shall be deposited in the Redemption Account and applied to the redemption of Bonds pursuant to Section 2.4(B) of the Indenture, and the Borrower shall pay to the Trustee prior to the redemption date any additional amount required to effect such redemption; provided, that in the case of damage to or destruction of all or substantially all of the Mortgaged Property, the Borrower shall pay to the Trustee an amount sufficient, together with the Net Insurance Proceeds, to redeem all Bonds Outstanding.

            (D) The proceeds of business interruption insurance required by
Section 5.1(A)(2) shall be deposited in the Debt Service Fund and applied to the payment of the principal of and interest on the Bonds.

            Section 5.4. Eminent Domain. Immediately after the commencement of any condemnation or similar proceedings by a third party in the exercise of a power of eminent domain, or a power in the nature of eminent domain affecting the Mortgaged Property the Borrower shall notify the Authority, the Trustee and the Architect in writing.

            (A) The proceeds of any condemnation award or other compensation paid by reason of a conveyance in lieu of the exercise of such power (after deducting any costs or expenses incurred by the Trustee or the Borrower in collecting the same, the "Net Condemnation Proceeds") received with respect to all or substantially all the Mortgaged Property shall be paid to the Trustee for deposit in the Redemption Account and applied to the redemption of all Outstanding Bonds pursuant to Section 2.4(B) of the Indenture, and the Borrower shall pay to the Trustee prior to the redemption date any additional amount required to effect such redemption. Any Net Condemnation Proceeds received for a taking of less than substantially all of the Mortgaged Property shall be applied as provided in Subsections (B) and (C) below.

            (B) If Net Condemnation Proceeds do not exceed $500,000, and if the Borrower certifies to the Trustee that the efficient utilization of the Mortgaged Property has not been impaired, notwithstanding such taking, then the Net Condemnation Proceeds shall be paid to the Borrower.

            (C) If the Net Condemnation Proceeds exceed $500,000:

            (1) The Borrower may elect to replace or restore the portion of the Mortgaged Property affected by such taking or conveyance, in which event the Borrower shall promptly proceed to replace or restore such portion of the Mortgaged Property, including any fixtures, furniture, equipment and effects, to its original usefulness and condition insofar as possible, provided that the Borrower has delivered to the Trustee within ninety (90) days of receipt of such condemnation award (or by such later date as may be reasonably acceptable to the Trustee) (i) a written report of the Architect stating such Architect's estimate of the cost of replacing or restoring the portion of the Mortgaged Property affected by such taking or conveyance, (ii) an executed construction contract for such work at a price not greater than the amount stated in such Architect's report and
      (iv) cash or an irrevocable letter of credit in an amount equal to the funds, if any, required by such Architect's report in excess of the available Net

      Condemnation Proceeds and (v) the items described in Section 4.1(J) and
      (K). The moneys required for such replacement or restoration shall be paid: (x) from the Net Condemnation Proceeds which shall be deposited into the Project Fund and disbursed in accordance with the requisition procedure established for the Project Fund under Section 5.2(C) of the Indenture; and (y) to the extent that such proceeds are not sufficient, from moneys to be provided by the Borrower; or

            (2) The Borrower may elect to have all or part of such Net Condemnation Proceeds deposited in the Redemption Account and applied by the Trustee to the redemption of Outstanding Bonds, and the Borrower shall pay any additional amount required to effect such redemption.

If the report of the Architect required by the preceding paragraph are not delivered within the required time period, then the Net Condemnation Proceeds shall be deposited in the Redemption Account and applied to the redemption of all Outstanding Bonds pursuant to Section 2.4(B) of the Indenture, and the Borrower shall pay to the Trustee prior to the redemption date any additional amount required to effect such redemption.

            Section 5.5. Reserved.

            Section 5.6. No Abatement of Payments Hereunder. If the Project Realty or the Project Equipment shall be damaged or either partially or totally destroyed, or if title to or the temporary use of the whole or any part thereof shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Borrower hereunder and the Borrower shall continue to be obligated to make such payments. In any such case the Borrower shall promptly give written notice thereof to the Authority and the Trustee.

                                   ARTICLE VI

                                    COVENANTS

            Section 6.1. The Borrower to Maintain its Corporate Existence; Exceptions Permitted. The Borrower covenants and agrees that during the Term of this Agreement it will maintain its corporate existence, will continue to be a corporation either organized under the laws of or duly qualified to do business as a foreign corporation in the State and in all jurisdictions necessary in the operation of its business, will not dissolve and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, except as permitted in Section 6.14 hereof.

            Section 6.2. Indemnification, Payment of Expenses, and Advances. (A) The Borrower agrees to protect, defend and hold harmless the Trustee, the Paying Agent, the Original Purchaser (including any partner thereof), the Authority, the State, agencies of the State, members, servants, agents, directors, officers and employees, now or forever, of the Trustee, the Paying Agent, the Original Purchaser, the Authority or the State (each an "Indemnified Party") from any claim, demand, suit, action or other proceeding and from all costs, liabilities and expenses whatsoever by any person or entity whatsoever, arising or purportedly arising from or in connection with the Financing Documents, the Indenture, the Bonds, or the transactions contemplated thereby or actions taken thereunder by any person (including without limitation the filing of any information, form or statement with the Internal Revenue Service), caused by the negligence or wilful misconduct of Borrower, except for any wilful misconduct or gross negligence on the part of the Indemnified Party or bad faith on the part of any Indemnified Party other than the Authority.

            (B) The Authority, the Original Purchaser (including any partner thereof), and the Trustee shall not be liable for any damage or injury to the persons or property of the Borrower or its members, directors, officers, agents, servants or employees, or any other person who may be about the Project Realty and the Project Equipment due to any act or omission of any person other than the Authority, the Original Purchaser or the Trustee or their respective members, officers, agents, servants and employees.

            (C) The Borrower releases each Indemnified Party from, agrees that no Indemnified Party shall be liable for, and agrees to hold each Indemnified Party harmless against any attorney fees, expenses or damages incurred because of any investigation, review or lawsuit commenced by the Trustee or Authority in good faith with respect to the Financing Documents, the Indenture, the Bonds and the Project Realty and the Project Equipment, and the Authority or the Trustee shall promptly give written notice to the Borrower with respect thereto.

            (D) All covenants, stipulations, promises, agreements and obligations of the Authority, the Trustee and the Original Purchaser contained herein shall be deemed to be the covenants, stipulations, promises, agreements and obligations of the Authority and the Trustee and not of any member, director, officer or employee of the Authority or the Trustee in its individual capacity, and no recourse shall be had for the payment of the Bonds or for any claim based thereon or hereunder against any member, director, officer or employe of the Authority or the Trustee or any natural person executing the Bonds.

            (E) In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect of which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, enclosing a copy of all papers served, but the omission so to notify the Borrower of any such action shall not relieve it of any liability which it may have to any Indemnified Party otherwise than under this Section 6.2. In case any such action shall be brought against any Indemnified Party and it shall notify the Borrower of the commencement thereof, the Borrower shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof with counsel satisfactory to such Indemnified Party, and after notice from the Borrower to such Indemnified Party of the Borrower's election so to assume the defense thereof, the Borrower shall not be liable to such Indemnified Party for any subsequent legal or other expenses attributable to such defense except as provided below, other than reasonable costs of investigation subsequently incurred by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of counsel by such Indemnified Party has been authorized by the Borrower, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Borrower and the Indemnified Party in the conduct of the defense of such action (in which case the Borrower shall not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iii) the Borrower shall not in fact have employed counsel satisfactory to the Indemnified Party to assume the defense of such action.

            (F) The Borrower also agrees to pay all reasonable or necessary out-of-pocket expenses of the Authority in connection with the issuance of the Bonds, the administration of the Financing Documents and the enforcement of its rights thereunder, including particularly any fees, charges and expenses (including counsel fees) incurred by the Authority in connection with matters of title, collateral security and financing and continuation statements.

            (G) In the event the Borrower fails to pay any amount or perform any act under the Financing Documents, within ten (10)

Business Days following receipt of written notice, the Trustee or Authority may pay the amount or perform the act, in which event the costs, disbursements, expenses and reasonable counsel fees thereof, together with interest thereon from the date the expense is paid or incurred at the prime interest rate publicly announced from time to time by the Trustee as a commercial bank plus 2% shall be an additional obligation hereunder payable on demand by the Authority or the Trustee.

            (H) Any obligation of the Borrower to the Authority under this Section shall be separate from and independent of the other obligations of the Borrower hereunder, shall not be secured by the Financing Documents, and may be enforced directly by the Authority or the Trustee against the Borrower irrespective of any action taken by or on behalf of the Bondholders.

            (I) The obligations of the Borrower under this Section, notwithstanding any other provisions contained in the Financing Documents, shall survive the termination of this Agreement and, shall be recourse to the Borrower, and for the enforcement thereof each Indemnified Party shall have recourse to the general credit of the Borrower.

            Section 6.3. Incorporation of Tax Regulatory Agreement; Payments Upon Taxability. (A) The representations warranties, covenants and statements of expectation of the Borrower set forth in the Tax Regulatory Agreement are by this reference incorporated in this Agreement as though fully set forth herein.

            (B) If any Bondholder receives from the Internal Revenue Service a notice of assessment and demand for payment with respect to interest on any Bond which when issued purported to be not subject to such assessments or demands, an appeal may be taken by the Bondholder at the option of either the Bondholder or the Borrower. In either case all expenses of the appeal including reasonable counsel fees shall be paid by the Borrower, and the Bondholder and the Borrower shall cooperate and consult with each other in all matters pertaining to any such appeal, except that no Bondholder shall be required to disclose or furnish any non-publicly disclosed information, including, without limitation, financial information and tax returns. Before the taking of any appeal, however, the Bondholder shall have the right to require the Borrower to pay the tax assessed and conduct the appeal as a contest for reimbursement.

            (C) Not later than sixty days following a Determination of Taxability, the Borrower shall pay to the Trustee an amount sufficient, when added to the amount then in the Debt Service Fund and available for such purpose, to retire and redeem all Bonds then Outstanding, in accordance with
Section 2.4 of the Indenture.

            (D) In the event that any Bonds are paid at maturity, or in the event any Bonds are purchased by the Borrower, or purchased by the Trustee pursuant to subsection 5.3(E) of the Indenture, or in the event any Bonds are redeemed by application of Scheduled Payments or otherwise subsequent to the Tax Incidence Date without the Bondholder entitled thereto receiving payment of an amount at least equal to the applicable Redemption Price thereof, plus accrued interest to the redemption date at the rate applicable following a Determination of Taxability, and other amounts required to be paid hereunder, the Borrower shall, promptly upon receipt from the Trustee of a notice to that effect, pay to the Trustee for payment to the former Bondholders entitled thereto an amount equal to the difference between the amount actually applied to the payment, purchase or redemption of such Bonds and the applicable Redemption Price thereof, plus accrued interest to the redemption date at the rate applicable following a Determination of Taxability, and other amounts required to be paid hereunder.

            (E) The obligation of the Borrower to make the payments provided for in this Section shall be absolute and unconditional, and the failure of the Authority or the Trustee to execute or deliver or cause to be delivered any documents or to take any action required under this Agreement or otherwise shall not relieve the Borrower of its obligation under this Section. Notwithstanding any other provision of this Agreement or the Indenture, the Borrower's obligations under this Section shall survive the termination of this Agreement and the Indenture.

            (F) The occurrence of a Determination of Taxability shall not constitute an Event of Default hereunder but shall require only the performance of the obligations of the Borrower stated in this Section, the breach of which shall constitute an Event of Default as provided in Section 7.1 hereof.

            Section 6.4. Public Purpose Covenants. (A) The Borrower covenants that it will complete the Project in accordance with Section 4.1 hereof, and that it will operate the Project Realty and the Project Equipment for the purposes and in a manner consistent with the Borrower's application for assistance to the Authority. The Borrower further covenants and agrees that it will, throughout the term of this Agreement, (1) comply with all applicable laws, regulations, ordinances, rules, and orders relating to the Project Realty or the Project Equipment as provided in the Financing Documents, (2) maintain and insure the Project Realty or the Project Equipment and pay all taxes, payments-in-lieu-of-taxes, assessments and other governmental charges in accordance with the Financing Documents, (3) not cause or permit the Project Realty or the Project Equipment to become or remain a public nuisance, (4) not allow any change in the nature of the occupancy, use or operation of the Project Realty or the Project Equipment which is substantially inconsistent with the Borrower's application for assistance to the Authority, except that the Borrower may after notice to the Authority permit any such change which does not disqualify the Project as an authorized project under the Act as in effect on the date hereof and (5) except as otherwise provided herein, not sell, assign, convey, lease or otherwise dispose of its interest in the Project Realty or the Project Equipment without the prior written consent of the Authority. Nothing in this Section is intended to require the Borrower to operate the Project Realty or the Project Equipment in such manner as, in the good faith judgment of the Borrower, shall materially and adversely impair the operating results of the Borrower in connection with the use of the Project Realty or the Project Equipment.

            (B) A breach of any covenant contained in this Section 6.4 shall constitute an Event of Default, but shall permit only the exercise by the Authority of the remedies provided in Section 7.3 hereof.

            (C) The obligations of the Borrower under this Section, and all others contained in the Financing Documents, shall be recourse to the Borrower, and for the enforcement thereof the Authority shall have recourse to the general credit of the Borrower.

            Section 6.5. Further Assurances and Corrective Instruments. The Authority and the Borrower agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project Realty or the Project Equipment or for carrying out the intention of or facilitating the performance of this Agreement, provided that no such supplement or instrument shall alter Borrower's rights or obligations under the Financing Documents.

            Section 6.6. Covenant by Borrower as to Compliance with Indenture. The Borrower covenants and agrees that it will comply with the provisions of the Indenture with respect to the Borrower and that the Trustee and the Bondholders shall have the power and authority provided in the Indenture. The Borrower further agrees to aid in the furnishing to the Authority or the Trustee of opinions that may be required under the Indenture. The Borrower covenants and agrees that the Trustee shall be entitled to and shall have all the rights, including the right to enforce against the Borrower the provisions of the Financing Documents, pertaining to the Trustee notwithstanding the fact that the Trustee is not a party to the Financing Documents. The Borrower has also reviewed the Indenture and the forms of the Bonds and the Borrower hereby approves the forms of the Indenture and the Bonds.

            Section 6.7. Assignment of Agreement or Note. (A) The Borrower may not assign its rights, interests or obligations hereunder or under the Note.

            (B) The Authority agrees that it will not assign or transfer any of the Financing Documents or the revenues and other receipts, funds and moneys to be received thereunder during the Term except to the Trustee as provided in this Agreement and the Indenture.

            Section 6.8. Inspection. The Authority, the Trustee and their duly authorized agents shall have (1) the right at all reasonable times upon reasonable notice to enter upon and to examine and inspect the Project Realty and the Project Equipment and (2) such rights of access thereto as may be reasonably necessary for the proper maintenance and repair thereof in the event of failure by the Borrower to perform its obligations under this Agreement. The Authority and the Trustee shall also be permitted, at all reasonable times, to examine the books and records of the Borrower with respect to the Project Realty and the Project Equipment.

            Section 6.9. Default Notification. The Borrower shall deliver to the Authority and the Trustee within ninety (90) days after the close of each Fiscal Year, commencing with the first Fiscal Year ending following the Completion Date, a certificate signed by an Authorized Representative of the Borrower to the effect that the Borrower is in compliance with the provisions of the Financing Documents or specifying the nature of the non-compliance and the steps the Borrower is taking to correct any non-compliance.

            Section 6.10. Covenant Against Discrimination. (A) The Borrower in the performance of this Agreement will not discriminate or permit discrimination against any person or group of persons on the grounds of race, color, religion, age, marital status, national origin, ancestry, sex, sexual orientation, political beliefs, mental retardation, physical or learning disability, or history of mental disorder, in any manner prohibited by the laws of the United States or of the State of Connecticut.

            (B) The Borrower will comply with the provisions of the resolution adopted by the Authority on June 14, 1977, as amended, and the policy of the Authority implemented pursuant thereto concerning the promotion of equal employment opportunity through affirmative action plans. The resolution requires that all borrowers receiving financial assistance from the Authority adopt and implement an affirmative action plan prior to the closing of the loan. The plan shall be updated annually as long as the Bonds remain Outstanding.

            Section 6.11. Books and Records; Financial Statements and Other Information. The Borrower covenants that it shall keep proper books of records and accounts in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and financial affairs of the Borrower, in accordance with generally accepted accounting principles, consistently applied. The Authority and the owner and their duly authorized agents shall have the right at all reasonable times to examine and make copies of the books and records of the Borrower. The Borrower shall furnish to the Bondholder the following:

      (a) within 90 days after the last day of each Fiscal Year of the Borrower,
      (i) a copy of the annual consolidated and consolidating financial statements of the Borrower prepared in accordance with GAAP, which shall be accompanied by an unqualified audit report of the Borrower's certified public accountants, who shall be reasonably acceptable to the Bondholder, and (ii) a letter of the Vice President - Legal Affairs & Investor Relations of the Borrower to the effect that to the best of his or her knowledge, no event has occurred which constitutes or would, with the passage of time or the giving of notice or both, constitute an Event of Default hereunder, or otherwise describing any such event known to such officer, which letter shall include, in reasonable detail, the calculations demonstrating the compliance or non-compliance by the Borrower, as of the end of such Fiscal Year, with each applicable financial covenant set forth in Section 6.12 hereof;

      (b) within 45 days of the end of each fiscal quarter, (i) a copy of the Borrower's unaudited consolidated and consolidating financial statements for such quarter and for the Fiscal Year to date, including a balance sheet, income statement and statement of cash flows, and (ii) a letter of the Vice President - Legal Affairs & Investor Relations of the Borrower to the effect that, in the opinion of such officer (A) such unaudited financial statements have been prepared in accordance with GAAP and reflect all eliminations and adjustments (consisting only of normal recurring adjustments, except as noted in such letter) necessary for a fair presentation of the Borrower's financial position and results of operation for such quarter and the year to date, and (B) no event has occurred which constitutes or would, with the passage of time or the giving of notice or both, constitute an Event of Default hereunder, or otherwise describing any such event known to such officer, which letter shall include, in reasonable detail, the calculations demonstrating the compliance or non-compliance by the Borrower, as of the end of such quarter, with each applicable financial covenant set forth in Section 6.12 hereof;

      (c) as soon as practicable, but in any event within ten (10) Business Days after Borrower becomes aware thereof (or should have become so aware with the exercise of reasonable diligence), notice of any material adverse change in the business or financial condition of the Borrower;

      (d) as soon as practicable, but in any event within ten (10) Business Days of the time the Borrower becomes aware thereof (or should have become so aware with the exercise of reasonable diligence), notice of the institution of, or of any material adverse development with respect to, any suit or proceeding, against the Borrower in which the amount of damages which is sought, or which in the Borrower's reasonable opinion may be at controversy, shall exceed $100,000;

      (e) as soon as possible, but in any event within ten (10) Business Days after the Borrower becomes aware thereof (or should have become so aware with the exercise of reasonable diligence), notice of the occurrence of any Event of Default or any Determination of Taxability or of any act, omission, thing or condition which upon the giving of notice or lapse of time, or both, would or might constitute an Event of Default or Determination of Taxability, which notice shall describe the Event of Default or Determination of Taxability or other act, omission, thing or condition in question and shall set forth in detail what action the Borrower proposes to take with respect thereto;

      (f) as soon as possible, but in any event within ten (10) Business Days after the Borrower becomes aware thereof (or should have become so aware with the exercise of reasonable diligence), notice of the occurrence of any "reportable event" or "prohibited transaction" (as each is defined in ERISA) with respect to any employee benefit plan; and

      (g) upon request, or within a reasonable time thereafter, such other information concerning the Borrower and its operations and financial condition and results as the Bondholder may reasonably request.

      The Authority and the Trustee shall have the right to receive the statements referred to in this Section upon its written request.

            Section 6.12. Financial Covenants. So long as any Bonds are Outstanding, the Borrower shall comply with each of the following financial covenants as used in this Section (and in each definition applicable hereto) the term "Borrower" means the Borrower and each of its consolidated subsidiaries on a consolidated basis.

            A. Tangible Net Worth. The Borrower shall maintain, at all times, Tangible Net Worth in an amount which is not less than (i) $5,800,000 from the date of this Agreement through June 30, 1998, and (ii) at all times thereafter, an amount which is equal to the minimum Tangible Net Worth required hereunder for the prior Fiscal Year, plus 50% of Net Income (with no reduction for net losses) for such prior Fiscal Year.

            B. Leverage Ratio. The Borrower shall maintain, at all times, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.5 to 1.0.

            C. Fixed Charge Coverage Ratio. The Borrower shall maintain, in each Fiscal Year, a Fixed Charge Coverage Ratio of:

                                                         Minimum Fixed Charge
      Period                                             Coverage Ratio
      ------                                             --------------

      Fiscal Year ending - June 30, 1998                 1.2 to 1.0
      Each Fiscal Year thereafter                        1.5 to 1.0

            D. Loans and Investments. The Borrower shall not make any loan or advance to, or acquire the stock or any equity or debt security of or make any capital contribution to, any person or entity (including any Subsidiary), except:

                  (1) normal advances in the ordinary course of business to
            officers and employees in connection with their duties;

                  (2) the investment of cash of the Borrower for temporary
            periods in the ordinary course of business and in accordance with prudent investment strategy;

                  (3) loans, advances or capital contributions to any Subsidiary which has guaranteed the obligations of the Borrower hereunder and under the Credit Agreement; and

                  (4) except as provided in (3) above, loans, advances or
            capital contributions to Subsidiaries not exceeding $600,000 in the aggregate.

            Section 6.13. ERISA. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of ERISA, including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan, (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Company has not withdrawn from any such plan or initiated steps to do so, and (iv) no steps have been taken to terminate any such plan.

            Section 6.14. Additional Negative Covenants. So long as any Bond is outstanding, the Borrower shall not, without the written consent of the
Bondholder:

            A. Corporate Transactions. (a) Merge or consolidate with any other corporation, partnership, trust or other entity, (b) sell, lease, transfer or otherwise dispose of all or any material portion of its assets other than in the ordinary course of business, (c) directly or through any entity consolidated with the Borrower for financial reporting purposes, purchase any assets other than in the ordinary course of business, or (d) acquire any equity interest in any other corporation, partnership, trust or other entity, except, in each case, in connection with a Permitted Corporate Transaction.

            B. Nature of Business. Make any material change in the nature of its business as conducted at the date hereof.

            C. Borrowings. Create, incur, assume, guarantee, endorse, or otherwise become liable for, or permit to exist any direct or contingent obligation for borrowed money (including obligations under capital leases), except:

                  (a) obligations with respect to the Bond under this Agreement;
            and

                  (b) any other indebtedness to the Original Purchaser
            (including indebtedness under the Credit Agreement).

            D. Guarantees. Assume, guarantee, endorse, or otherwise become directly or contingently liable for the indebtedness of any other Person.

            E. Permitted Encumbrances. Create, incur, assume or suffer to exist any mortgage, lien, security interest, restriction or encumbrance with respect to any of its property, including the Collateral and the Mortgaged Property, other than (collectively, the "Permitted Encumbrances"):

                  (a) liens and security interests granted in favor of Original
            Purchaser;

                  (b) utility, access or other easements and rights of way,
            restrictions and exceptions which do not materially impair the operation or value thereof;

                  (c) deposits under workers' compensation, unemployment and social security or similar laws, or to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases to secure indemnity, performance or similar bonds in the ordinary course of business;

                  (d) liens imposed by law (whether or not inchoate), such as carriers', warehousemen's, materialmen's or mechanics' liens, incurred in good faith in the ordinary course of business, and which are not delinquent, and liens arising out of a judgment or award with respect to which an appeal is being prosecuted, a stay of execution pending such appeal having been secured or applied for and not denied or rendered ineffective; and

                  (e) liens for taxes, assessments or governmental charges or levies on property if the same shall not at the time be delinquent, or are being contested in good faith and by appropriate proceedings.

                  (f) other liens and security interests on the property of
            Borrower listed on the Disclosure Schedule attached as Exhibit "E" to the Credit Agreement; provided that no such lien or security interest shall be extended, replaced, modified or enlarged.

            F. Restricted Payments. Directly or indirectly, declare, order, pay, make or set apart any sum or property for any Restricted Payment, without the written consent of the Bank.

            G. Leasebacks. Directly or indirectly sell or otherwise transfer, in one or more related transactions, any property (whether real, personal or mixed) and thereafter rent or lease such transferred property or substantially identical property.

            H. Transactions with Shareholders and Affiliates. Directly or indirectly, engage in any transaction with (a) any holder of 5% or more of any class of the capital stock or ownership interest of the Borrower, or
      (b) any corporation controlling, controlled by, or under common control with the Borrower or any such holder, on terms that are less favorable to the Borrower than those which might be obtained at the time from Persons which are not such a holder or affiliated corporation.

            I. Fiscal Year. Change its Fiscal Year.

            Section 6.15. Reserved.

            Section 6.16. Reserved.

            Section 6.17. Reserved.

            Section 6.18. Maintenance of Mortgaged Property. (A) The Borrower covenants that it will maintain the Mortgaged Property in good repair, working order and condition and will from time to time make or cause to be made all necessary and proper repairs, replacements and renewals. The Mortgaged Property and any use thereof by the Borrower shall conform in all material respects with all applicable zoning, planning, building, environmental protection, sanitary, safety and other laws, rules and regulations of governmental authorities having jurisdiction over the Mortgaged Property, and the Borrower shall not permit a nuisance thereon; but it shall not be a breach of this Section if the Borrower fails to comply with such laws, rules and regulations during any period in which the Borrower shall in good faith be diligently contesting the validity thereof. Subject to the foregoing, the Borrower may at its cost remodel or make substitutions, modifications and improvements to the Mortgaged Property as it deems desirable for its use and purposes and the same shall be the property of the Borrower and be included as part of the Mortgaged Property and the Project.

            (B) The Borrower agrees that all repairs, renewals, replacements, improvements, additions and extensions, extraordinary repairs, or property in the nature thereof, which shall be made or acquired by the Borrower during the term hereof in connection with the Mortgaged Property forthwith shall become part of the Mortgaged Property. The Borrower agrees to execute such instruments as may be requested, from time to time, by the Trustee to effect the foregoing.

            (C) The Borrower shall duly pay or cause to be paid all taxes and governmental charges of any kind that may at any time be lawfully assessed or levied against or with respect to the Mortgaged Property, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Mortgaged Property and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Mortgaged Property. However, the Borrower may contest in good faith any such items, assessments and other charges and, in such event, may permit the taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Borrower is in good faith contesting the same, so long as adequate reserves have been established and enforcement of the contested item is effectively stayed. In the event that the Borrower fails to pay any such taxes, assessments or other charges (other than in connection with a contest permitted by the preceding sentence), the Trustee may (but shall be under no obligation to), upon such notice to the Borrower as is reasonable under the circumstances, pay such amounts, and any amounts so advanced therefor by the Trustee shall become an additional obligation of the Borrower secured by the Financing Documents, which amounts, together with interest thereon at the prime rate of the Trustee from the date thereof, the Borrower agrees and covenants to pay.

            Section 6.19. Transfer or Release of Mortgaged Property. Except as expressly permitted in this Section and except for Permitted Encumbrances, the Borrower will not sell or transfer any part of the tangible real or personal property included in the Mortgaged Property, except as permitted in Section 3.6(B) hereof, or create, incur, assume or permit to exist any encumbrance, lien or charge of any kind on the Mortgaged Property.

            (A) If no Event of Default shall have happened and be continuing, the Borrower may, from time to time:

            (1) grant Permitted Encumbrances with respect to any real or personal property included in the Mortgaged Property; or

            (2) release unnecessary existing easements, licenses, rights of way and other rights or privileges; or

            (3) lease or license the use of a part or parts of the Mortgaged Property to any person for use in performing services necessary or desirable for proper and economical operation and use of the Mortgaged Property; provided, that prior to entering into any lease or license the Borrower shall deliver to the Trustee an opinion of Bond Counsel that such lease or license will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds; or

            (4) remove, sell or otherwise dispose of property which has been replaced in the ordinary course of its business; or

            (B) The Borrower covenants that the net proceeds of any sale or other disposition made pursuant to paragraph (A)(6) or (A)(7) above shall be applied to the replacement of the property, fixtures or equipment sold or disposed of, or shall otherwise be reinvested in the Mortgaged Property.

            Section 6.20. Preservation of Tax-Exempt Status of Bonds.

            (A) The Borrower agrees that (i) the Project conforms to the description contained in the Appendices hereto; (ii) it shall not take any action or permit any circumstances within its control to arise or continue, if such action or circumstances, or its expectation on the date of issue of the Bonds, would cause the Bonds to be "arbitrage bonds" under the Code or cause the interest paid by the Authority on the Bonds to be subject to Federal income tax in the hands of the holders thereof; and (iii) it shall use its best efforts to maintain the tax-exempt status of the Bonds.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

            Section 7.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

            (1) Any representation or warranty made by the Borrower in the Financing Documents or any certificate, statement, data or information furnished by the Borrower in connection therewith or included by the Borrower in its application to the Authority for assistance proves at any time to have been incorrect when made in any material respect.

            (2) Failure by the Borrower to pay any amount that has become due and payable pursuant to the Financing Documents, subject to any applicable notice and cure provisions (if any) contained therein.

            (3) Failure by the Borrower to comply with the default notification provisions of Article VI hereof.

            (4) The occurrence of an "event of default" under Section 8.1 of the Indenture.

            (5) Failure by the Borrower to observe or perform any covenant, condition or agreement hereunder or under the Financing Documents (except those referred to above) continuance of such failure for a period of thirty days after receipt by the Borrower of written notice specifying the nature of such failure.

            (6) The Borrower shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, or (e) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or corporate action shall be taken by it for the purpose of effecting any of the foregoing; or if without the application, approval or consent of the Borrower, a proceeding shall be instituted in any court of competent jurisdiction, seeking in respect of the Borrower an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the

      Borrower or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Borrower in good faith, the same shall continue undismissed, or pending and unstayed, for any period of 75 consecutive days.

            (7) The occurrence of an event of default under the Credit Agreement as set forth in Section 6.1 of the Credit Agreement (the provisions of which are herein incorporated by reference and shall survive herein regardless of the payment of all other obligations issued under the Credit Agreement).

            Section 7.2. Remedies on Default. (A) Whenever any Event of Default shall have occurred, the Trustee, or the Authority where so provided herein, may take any one or more of the following actions:

            (1) The Trustee, as and to the extent provided in Article VIII of the Indenture, may cause all amounts payable under the Financing Documents to be immediately due and payable without notice or demand of any kind, whereupon the same shall become immediately due and payable.

            (2) The Authority, without the consent of the Trustee or any Bondholder, may proceed to enforce the obligations of the Borrower to the Authority, to the Trustee and to the appropriate taxing jurisdictions under Section 6.2 of this Agreement.

            (3) The Trustee may exercise any and all rights and remedies it may have under the Financing Documents.

            (4) The Trustee may take whatever action at law or in equity it may have to collect the amounts then due and thereafter to become due, or to enforce the performance or observance of the obligations, agreements, and covenants of the Borrower under the Financing Documents.

            (5) The Trustee may require the Borrower to obtain the prior written consent of the Trustee to the taking of any action otherwise permitted by the Financing Documents including, without limitation, the incurrence of any obligation or any transfer of Mortgaged Property.

            (B) In the event that any Event of Default or any proceeding taken by the Authority (or by the Trustee on behalf of the Authority) thereon shall be waived or determined adversely to the Authority, then the Event of Default shall be annulled and the Authority and the Borrower shall be restored to their former rights hereunder, but no such waiver or determination shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 7.3. Remedies on Public Purpose Default. (A) If the Borrower shall default in the performance of any of its covenants contained in Section
6.4 hereof and such default shall constitute an Event of Default under Section
7.1 hereof, and such Event of Default shall continue for thirty (30) days without the Trustee's or Bondowners' instituting the remedial steps provided for in subsection 7.2(A)(1) hereof or subsection 8.1(B) of the Indenture, the Authority may, so long as such Event of Default is continuing, send a notice to the Trustee calling for the acceleration of all of the Borrower's obligations under the Financing Documents and for the redemption of all of the Bonds then Outstanding. Any such notice shall set forth in reasonable detail the default by the Borrower giving rise thereto and shall specify the date upon which (1) notice of Bond redemption is to be given by the Trustee (which shall be not less than one hundred twenty days from the date of the Authority's determination notice) and (2) the redemption of the Bonds is to occur (which shall be thirty days after notice of redemption is given by the Trustee). Within thirty days following receipt of the notice, the Trustee shall forward a copy thereof to the Borrower and each registered Bondowner, together with a copy of Sections 6.4 and
7.3 of this Agreement.

            (B) If, within sixty days after the mailing of notice by the Trustee to the Borrower and Bondowners, the Trustee receives no objection (as hereinbelow provided) to such redemption, the Trustee shall give such notice and effect to acceleration of the Borrower's obligations and the redemption of all Outstanding Bonds in accordance with the Authority's notice and pursuant to
Section 2.4 of the Indenture. If, however, the Borrower or any Bondowner disputes the existence of such Event of Default, the Borrower or such Bondowner shall mail a notice to the Authority and the Trustee containing a statement of such person's belief with respect to the claimed default. The receipt of such notice by the Trustee shall serve to suspend the proceedings for redemption of Bonds initiated by the Authority's notice of default.

            (C) If upon receipt of such notice from the Borrower or any Bondowner, the Authority determines to affirm its earlier determination, either the Borrower or any Bondowner shall have the right to bring an action in any court of competent jurisdiction to enjoin the proceedings for the redemption of the Bonds, and during the pendency of any such action the redemption proceedings shall be suspended. Neither the Authority, the Borrower nor any Bondowner shall be responsible for any costs, fees, expenses, or counsel fees incurred by any other party in connection with any such action except that the Borrower shall be responsible for the payment of the costs, fees and expenses of the Trustee and its counsel. In the event the Authority is successful in such a proceeding, and a final judgment is rendered which is not appealable or appealed within sixty days thereafter finding the Borrower in default under Section 6.4 hereof, the Trustee shall, promptly upon receipt of notice of the entry of the decision, give notice of the redemption of all Outstanding Bonds under Section 6.4 of the Indenture, and redeem all such Bonds upon the date fixed for redemption in the notice (which shall be thirty days after the notice is given). In the event the Borrower or such Bondowners are successful in such a proceeding, and a final judgment is rendered which is not appealable or appealed within sixty days thereafter finding the Borrower not to be in default under Section 6.4 hereof, all proceedings for the redemption of Bonds commenced under this Section shall be terminated. No such judgment, however, shall prejudice the exercise of the Authority's rights under this Section upon the occurrence of any subsequent failure of performance under Section 6.4 hereof.

            (D) Within fifteen days of the date the Trustee gives notice of any redemption of Bonds pursuant to this Section, the Borrower shall pay as a final loan payment a sum sufficient, together with other funds on deposit with the Trustee and available for such purpose, to redeem all Bonds then Outstanding under the Indenture at 100% of the principal amount thereof plus accrued interest to the redemption date. The Borrower shall also pay or provide for all reasonable and necessary fees and expenses of the Trustee and any Paying Agent accrued and to accrue through the date of redemption of all such Bonds.

            (E) Nothing contained in this Section shall be deemed to prevent the Authority or the Borrower from seeking equitable relief if it asserts or disputes, as the case may be, the existence of an event of a public purpose default.

            Section 7.4. No Duty to Mitigate Damages. Unless otherwise required by law, neither the Authority, the Trustee nor any Bondholder shall be obligated to do any act whatsoever or exercise any diligence whatsoever to mitigate the damages to the Borrower if an Event of Default shall occur.

            Section 7.5. Remedies Cumulative. No remedy herein conferred upon or reserved to the Authority or the Trustee is intended to be exclusive of any other available remedy or remedies but each and every such remedy shall be cumulative and shall be in addition to every remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. Delay or omission to exercise any right or power accruing upon any default or failure by the Authority or the Trustee to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by the Borrower hereunder shall not impair any such right or power or be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by the Borrower with all of the covenants and conditions hereof, or of the right to exercise any such rights or remedies, if such default by the Borrower be continued or repeated.

                                  ARTICLE VIII

                              PREPAYMENT PROVISIONS

            Section 8.1. Optional Prepayment. The Borrower shall have the option to prepay its loan obligation in the manner required to effectuate the redemption of the Bonds in accordance with the optional redemption provisions of
Section 2.4 of the Indenture.

            Section 8.2. Reserved.

            Section 8.3. Mandatory Prepayment on Public Purpose Default. The Borrower shall pay or cause the prepayment of its loan obligation in the manner provided in Section 7.3 hereof following a default in the performance of the public purpose covenants sets forth in Section 6.4 hereof.

            Section 8.4. Mandatory Scheduled Prepayment. The Borrower shall pay or cause the prepayment of its loan obligation in the amounts, at the times and in the manner required to effectuate the redemption of the Bonds in accordance with the mandatory scheduled redemption provisions of Section 2.4 of the Indenture.

            Section 8.5. Mandatory Prepayment on Taxability. The Borrower shall pay or cause the prepayment of its loan obligation following a Determination of Taxability in the manner provided in Section 6.3 of this Agreement.

                                   ARTICLE IX

                                     GENERAL

            Section 9.1. Indenture. (A) Moneys received from the sale of the Bonds and all loan payments made by the Borrower and all other moneys received by the Authority or the Trustee under the Financing Documents shall be applied solely and exclusively in the manner and for the purposes expressed and specified in the Indenture and in the Bonds and as provided in this Agreement.

            (B) The Borrower shall have and may exercise all the rights, powers and authority given the Borrower in the Indenture and in the Bonds, and the Indenture and the Bonds shall not be modified, altered or amended in any manner which adversely affects such rights, powers and authority or otherwise adversely affects the Borrower without the prior written consent of the Borrower.

            Section 9.2. Benefit of and Enforcement by Bondholders. The Authority and the Borrower agree that this Agreement is executed in part to induce the purchase by others of the Bonds and for the further securing of the Bonds, and accordingly that all covenants and agreements on the part of the Authority and the Borrower as to the amounts payable with respect to the Bonds and the Note hereunder are hereby declared to be for the benefit of the holders from time to time of the Bonds and may be enforced as provided in the Indenture on behalf of the Bondholders by the Trustee.

            Section 9.3. Amendments. This Agreement may be amended only with the concurring written consent of the Trustee and the Bondholders given in accordance with the provisions of the Indenture.

            Section 9.4. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or when mailed by registered or certified mail, postage prepaid, addressed as follows: if to the Authority, at 999 West Street, Rocky Hill, Connecticut 06067, Attention: Senior Vice President - Public Finance; if to the
Borrower: (i) for all communications sent before May 1, 1998 at West Kenosia Avenue, Danbury, Connecticut 06810, Attention: Vice-President-Legal Affairs and Investor Relations and (ii) for all communications sent after May 1, 1998 at 55 Church Hill Road, Newtown, Connecticut 06470, Attention: Vice President - Legal Affairs & Investor Relations; and if to the Trustee, at 63 Wall Street, New York, New York 10005, Attention: Corporate Trust Administration; and if to the Original Purchaser, at 59 Wall Street, New York, New York 10005, Attention:
Chief Credit Officer. A duplicate copy of each notice, certificate or other communication given hereunder by either the Authority or the Borrower to the other shall also be given to the Trustee. A copy of each notice given hereunder to the Trustee shall also be given to each institutional Bondholder upon its written request. The Authority, the Borrower and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

            Section 9.5. Recording. The Mortgage and every assignment and modification thereof shall be recorded in the Office of the Town Clerk of the Town of Newtown, Connecticut and a financing statement covering Service Equipment shall be filed in the Office of the Secretary of the State of Connecticut and in any such other Office as may be at the time provided by law as the proper place for the recordation of any of the foregoing.

            Section 9.6. Filing. Financing statements reflecting the security interest of the Authority in the Project Equipment created by the Security Agreement and the assignment of such security interests to the Trustee shall be filed in a form which fully complies with the State Uniform Commercial Code--Secured Transactions in the office of the Secretary of the State. The parties further agree that all necessary continuation statements shall be filed by the Trustee within the time prescribed by the State Uniform Commercial Code--Secured Transactions in order to continue the perfection of such security interest.

            Section 9.7. Prior Agreements Superseded. This Agreement, together with all agreements executed by the parties concurrently herewith or in conjunction with the sale of the Initial Bonds, shall completely and fully supersede all other prior understandings or agreements, both written and oral, between the Authority and the Borrower relating to the lending of money and the Project, including those contained in any commitment letter executed in anticipation of the issuance of the Initial Bonds.

            Section 9.8. Agreed to and Accepted by Original Purchaser. By agreeing to and accepting this Agreement, the Original Purchaser agrees to purchase the Bonds in the manner set forth herein.

            Section 9.9. Execution of Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the Authority has caused this Agreement to be executed in its corporate name by a duly Authorized Representative and the Borrower has caused this Agreement to be executed in its corporate name and attested by its duly authorized officer all as of the date first above written.


                                    Connecticut Development Authority

                                    By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Authorized Representative


                                    Sonics & Materials, Inc.

                                    By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Authorized Representative


                                    Agreed To And Accepted By

                                    per pro. Brown Brothers Harriman
                                    & Co., as the Original Purchaser

                                    By /s/ W. Carter Sullivan
                                      --------------------------------
                                      W. Carter Sullivan
                                      Senior Manager

                                   APPENDICES

                            Sonics & Materials, Inc.

                                 PROMISSORY NOTE

No. 1                                                                 $3,810,000

            Sonics & Materials, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), for value received, hereby promises to pay to the order of the Connecticut Development Authority (the "Authority") the principal sum of $3,810,000, together with interest on the unpaid principal balance thereof from the date hereof until fully and finally paid, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the holder hereof. Subject to Section 3.1 of the Agreement (as hereinafter defined), the Borrower shall make monthly payments of interest, the size being one-sixth of the next interest payment due under the Indenture and monthly payments of principal or Scheduled Installments, the size being one-twelfth of the next such principal installment or Scheduled Installment under the Indenture. This Note shall bear interest at the rate of interest borne by the Initial Bonds referred to below.

            This Note has been executed under and pursuant to a Loan Agreement, dated as of December 1, 1997, by and among the Authority and the Borrower (the "Agreement") and is secured by an Open-End Mortgage, dated as of December 1, 1997, from the Borrower to the Authority and Brown Brothers Harriman & Co. (the "Original Purchaser") on premises located in Newtown, Connecticut (the "Mortgage") and by a Security Agreement, dated as of December 1, 1997, by and among the Authority, the Borrower and the Original Purchaser (the "Security Agreement"). This Note is issued to evidence the obligation of the Borrower under the Agreement to repay the loan made by the Authority from the proceeds of its $3,810,000 (Sonics & Materials, Inc. Project) 1997 Series (the "Initial Bonds"), together with interest thereon and all other amounts, fees, penalties, premiums, adjustments, expenses, counsel fees and other payments of any kind required to be paid by the Borrower under the Agreement and the Mortgage and the Security Agreement. The Agreement includes provision for mandatory and optional prepayment of this Note as a whole or in part, and in such event the prepayment shall be credited in inverse order of principal installments due. The Agreement further provides for the payment of interest on this Note at other rates in certain circumstances. Advances made pursuant to Section 6.2 of the Agreement shall bear interest at Base Rate (as defined in the Indenture), plus 2%.

            The rate of interest on this Note shall be the Applicable Percentage of the Base Rate, determined as of the opening of business on each Interest Payment Date (or if such Interest Payment Date is not a Business Day, on the next succeeding Business Day), except that from and after any Determination of Taxability (as

                                    --------
                                    SPECIMEN
                                    --------
defined in the Agreement), the rate of interest on this Bond shall be the Taxable Rate.

            For such purpose, the following definitions shall apply:

            "Applicable Percentage" means seventy-five percent (75%); provided that, so long as the Original Purchaser shall be the Owner of the Bond, the Applicable Percentage may be adjusted by such owner (i) to offset any decrease in net interest income allocable to the Bond due to a change in the portion of its interest expense allocable to the Bond that is disallowed as a deduction under Section 165 of the Code, or (ii) to reflect changes in federal marginal tax rates which adversely affect the taxable equivalent yield of the Bond to such owner. The Applicable Percentage shall be determined as of the opening of business on each Interest Payment Date (or if such Interest Payment Date is not a Business Day, on the next succeeding Business Day).

            "Base Rate" means the rate determined from time to time by Original Purchaser as its "base rate."

            "Interest Payment Date" means the last day of each month, commencing January 1, 1998, and continuing until the maturity date hereof.

            This Note shall bear interest on the overdue principal and, to the extent permitted by law, on overdue interest at the Base Rate plus 2%.

            The Agreement, the Mortgage, the Security Agreement and this Note (hereinafter, together with the Tax Regulatory Agreement, collectively referred to as the "Financing Documents") have been assigned to Brown Brothers Harriman Trust Company (the "Trustee") acting pursuant to an Indenture of Trust, dated as of December 1, 1997 (the "Indenture"), between the Authority and the Trustee. Such assignment is made as security for the payment of the Initial Bonds and any Additional Bonds issued by the Authority pursuant to the Indenture.

            As provided in the Agreement and subject to the provisions thereof, payments hereon are to be made at the principal office of Brown Brothers Harriman Trust Company, New York, New York, or at the office designated for such payment by any successor trustee in an amount which, together with other moneys available therefor pursuant to the Indenture, will equal the amount payable as principal or Redemption Price, if any, of and interest on the Initial Bonds outstanding under the Indenture on such due date.

            The Borrower shall make payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition shall make such other payments as are required pursuant to the Financing Documents, the Indenture and the Bonds. In the event of default, as defined in any of the Financing Documents, the

                                    --------
                                    SPECIMEN
                                    --------
principal of and interest on this Note may be declared immediately due and payable as provided in the Agreement. Upon any such declaration the Borrower shall pay all costs, disbursements, expenses and reasonable counsel fees of the Authority and the Trustee in seeking to enforce their rights under any of the Financing Documents.

            THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING AS ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR OTHERWISE UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER HEREOF MAY DESIRE TO USE. The Borrower further (1) waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, notice of any renewals or extension of this Note, and all rights under any statute of limitations, (2) agrees that the time for payment of this Note may be changed and extended at the sole discretion of the Trustee without impairing its liability hereon, and (3) consents to the release of all or any part of the security for the payment thereof at the discretion of the Trustee or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Authority or the Trustee in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted with respect to one default shall not operate as a waiver in the event of any subsequent default.

                                    --------
                                    SPECIMEN
                                    --------

            IN WITNESS WHEREOF, Sonics & Materials, Inc. has caused this Note to be executed in its corporate name by its duly authorized officers on December 12, 1997.

                                    Sonics & Materials, Inc.


                                    By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Authorized Representative

                              Authority Endorsement

            Pay to the order of Brown Brothers Harriman Trust Company, as Trustee, without recourse.

                                    Connecticut Development Authority


                                    By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Authorized Representative

                                    --------
                                    SPECIMEN
                                    --------

                        DESCRIPTION OF PROJECT EQUIPMENT

            All personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools, and attachments, wherever located and whether now owned or hereafter acquired, used in the operation the Facilities and financed with the proceeds of any Bonds, as reflected in the records of the Trustee in accordance with Section 9.11 of the Indenture, any accessions thereto, substitutions therefor and replacements thereof, and proceeds and products thereof.

                          DESCRIPTION OF PROJECT REALTY